SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-77909)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 34   [X]

and
REGISTRATION STATEMENT (No. 811-3480)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 34 [  ]
Daily Money Fund
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Siobian Perkins
Morris, Nichols, Arsht & Tunnell
1201 N. Market Street, P.O. Box 1347
Wilmington, DE 19899-1347

(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b)
 (x) on (December 1, 1995) pursuant to paragraph (b)
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (  ) on (             ) pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on (            ) pursuant to paragraph (a)(ii) of rule 485.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the Notice required by such Rule on September 22, 1995.
DAILY MONEY FUND :
U.S. TREASURY PORTFOLIO: CLASS B

CROSS REFERENCE SHEET
Form N-1A Item Number
Part A Prospectus Caption
1   Cover Page
2   Expenses
3 a,b  Financial Highlights
 c  Performance
 d  Performance
4 a(i)  Charter
 a(ii)  Investment Principles and Risks; Securities and
Investment Practices
 b  Securities and Investment Practices
 c  Who May Want to Invest; Investment Principles
and Risks; Securities and Investment Practices
5 a  Charter
 b(i)  Cover Page; Charter
 b(ii)  FMR and Its Affiliates; Charter; Breakdown of
Expenses
 b(iii)  Expenses; Breakdown of Expenses
 c,d,  Charter; Breakdown of Expenses; Cover Page;
FMR and Its Affiliates
 e  FMR and Its Affiliates; Other Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates
5A
         *
6 a(i)  Charter
 a(ii)  How to Buy Shares; How to Sell Shares; Investor
Services; Transaction Details; Exchange Restrictions
 a(iii)  *
 b  FMR and Its Affiliates
 c  Exchange Restrictions
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Exchange Restrictions
 f,g  Dividends, Capital Gains, and Taxes
7 a  Charter; Cover page
 b  How to Buy Shares; Transaction Details
 c  How to Buy Shares; Transaction Details
 d  How to Buy Shares
 e,  Transaction Details
 f,  Breakdown of Expenses
8   How to Sell Shares; Investor Services; Transaction Details; Exchange
Restrictions
9   *
* Not Applicable


DAILY MONEY FUND:
U.S. TREASURY PORTFOLIO -
CLASS B
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated December 1, 1995. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact your investment professional, or call Fidelity Client Services at 1-800-843-3001.
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD
OR ANY OTHER AGENCY AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
DMFB-pro-1295

The fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
PROSPECTUS
DECEMBER 1, 1995(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109

CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES' Class B's sales charge (load) and its
                                         yearly operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of the fund's
                                         financial data.

                                         PERFORMANCE

THE FUND IN DETAIL                       CHARTER How the fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS The fund's
                                         overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             TYPES OF ACCOUNTS Different ways to set up your
                                         account, including tax-sheltered retirement plans.

                                         HOW TO BUY SHARES Opening an account and making additional investments.

                                         HOW TO SELL SHARES Taking money out and closing
                                         your account.

                                         INVESTOR SERVICES Services to help you manage
                                         your account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and
                                         the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE        WAIVERS


   KEY FACTS


WHO MAY WANT TO INVEST
The fund offers investors a convenient way to invest in a professionally managed portfolio of money market instruments.
The fund is designed for investors who would like to earn current income while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
The fund is managed to keep its share price stable at $1.00 and offers an added measure of safety with its focus on U.S. Treasury securities.
The fund does not constitute a balanced investment plan. However, because it emphasizes stability, it could be well-suited for a portion of your savings.
   The fund     is composed of two classes of shares.  Each class of the
fund has a common investment objective and investment portfolio. Initial Class shares do not have a sales charge, but do pay a distribution fee. Class B shares do not have a front-end sales charge, but do have a contingent deferred sales charge (CDSC), and pay a distribution fee and a shareholder service fee. Because Initial Class shares do not have a sales
charge, have a lower distribution fee and    do not     have    a
shareholder service fee, Initial Class shares are expected to have a higher total return than Class B shares. You may obtain more information about Initial Class shares which are not offered through this prospectus, from your investment professional or by calling Fidelity Client Services at 1-800-843-3001.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or exchange Class B shares of the fund. See "Transaction Details," page , for an explanation of how and when these charges apply.
   A contingent deferred sales charge (CDSC) is imposed on redemptions of Class B shares according to the schedule that was in effect when you originally purchased the Advisor fund Class B shares that you exchanged. See "Transaction Details," page , for information about the CDSC.
Maximum CDSC (as a % of the lesser                   4.00%
of original purchase price or redemption proceeds)

Maximum sales charge on                                None
reinvested distributions

Redemption fee     None

Exchange fee     None

ANNUAL OPERATING EXPENSES are paid out of    the fund's     assets. The
fund pays a management fee to Fidelity Management & Research Company (FMR). The fund also incurs other expenses for services such as maintaining shareholder records, and furnishing shareholder account statements and financial reports.
12b-1 fees include a distribution fee and a shareholder service fee. Distribution fees are paid by FMR and Class B to the distributor for services and expenses in connection with the distribution of Class B shares. Shareholder service fees are paid by Class B to investment professionals for services and expenses incurred in connection with providing personal service and/or maintenance of Class B shareholder accounts. Payments by FMR may be made from its management fee, its past
profits or other source   .     Payments by Class B are made directly out
of Class B assets.  Long-term    s    hareholders may pay more than the
economic equivalent of the maximum sales charge   s     permitted by the
National Association of Securities Dealers, Inc., due to 12b-1 fees.
Class B's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on historical expenses of Class B and are calculated as a percentage of average net assets of Class B of the fund.
      Class B

Management fee   *                         0.1   8
                                                 %

12b-1 fee (including 0.25% Shareholder     1.00
Service Fee)                              %

Other expenses (after reimbursement)       0.1   7
                                                 %

Total operating expenses                   1.35
                                          %

   * THE RATE FOR MANAGEMENT FEES REPRESENTS THE NET RATE RETAINED BY FMR AFTER PAYMENT MADE TO THE DISTRIBUTOR. THE MANAGEMENT FEE BEFORE
PAYMENTS MADE TO THE DISTRIBUTOR BY FMR IS    0    .50%.
EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum CDSC, on a $1,000 investment in Class B shares of the fund, assuming a 5% annual return and either (1) full redemption or (2) no redemption, at the end of each time period:

             1 Year           3 Years          5 Years          10 Years

   (1)           $54[A]           $73[A]           $84[A]           $126[B]

   (2)           $14              $43              $74              $126

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION TO INITIAL    CLASS     SHARES AFTER SIX YEARS.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse Class B to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) are in excess of 1.35% of its average net assets. If this agreement were not in effect, other expenses and total operating
expenses of Class B would have been    1.41% and 2.59% respectively     as
a percentage of average net assets   .
FINANCIAL HIGHLIGHTS
The financial highlights table that follows and    each     fund's
financial statements are included in the fund's Annual Report    and have
    been audited by    Coopers & Lybrand L.L.P    .   , independent
accountants. Their     report   s on     the financial statements and
financial highlights    are     included in the Annual Report. The
financial statements   ,     the financial highlights    and the
reports     are incorporated by reference into    the     fund's SAI, which
may be obtained free of charge from Fidelity Client Services or your investment professional.
   U.S. TREASURY PORTFOLIO - CLASS B

   Selected Per-Share Data and Ratios

   Fiscal years ended July 31                                                  1995             1994 A

   Net asset value, beginning of period                                        $ 1.000          $ 1.000

   Income from Investment Operations

    Net  interest income                                                        .042             .002

   Less Distributions

    From net interest  income                                                   (.042)           (.002)

   Net asset value, end of period                                              $ 1.000          $ 1.000

   Total return B,C                                                             4.28%            .25%

   Net assets, end of period (000 omitted)                                     $ 3,154          $ 628

   Ratio of expenses to average net assets                                      1.35%            1.35%D

   Ratio of expenses to average net assets before expense reductions            2.59%            2.52%D

   Ratio of net interest income to average net assets                           4.22%            3.03%D


   A JULY 1, 1994  (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1994
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE LEVIED ON CLASS B SHARE REDEMPTIONS AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D ANNUALIZED
U.S. TREASURY PORTFOLIO - INITIAL CLASS



    Selected Per-Share Data and Ratios

 Fiscal years ended July 31
1995        1994        1993        1992        1991        1990        1989        1988        1987        1986

 Net asset value, beginning of
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 period

 Income from Investment
 Operations

 Net interest income
 .049        .029        .027        .042        .065        .079        .083        .063        .057        .069

 Less Distributions

  From net interest income
(.049)      (.029)      (.027)      (.042)      (.065)      (.079)      (.083)      (.063)      (.057)      (.069)

 Net asset value, end of period
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

 Total return A
5.02        2.89        2.78        4.25        6.69        8.24        8.64        6.45        5.81        7.15
%           %           %           %           %           %           %           %           %           %

 Net assets, end of period
$ 1,828     $ 2,025     $ 2,949     $ 3,094     $ 1,702     $ 1,177     $ 994       $ 320       $ 240       $ 157
 (In millions)

Ratio of expenses to average
 .65         .60         .57         .59         .59         .59         .64         .64         .58         .60
 net assets
%           %           %           %           %           %           %           %           %           %

 Ratio of expenses to average
 .66         .60         .57         .59         .59         .59         .64         .64         .58         .60
 net assets before expense
%           %           %           %           %           %           %           %           %           %
 reductions

 Ratio of net interest income to
4.89        2.81        2.73        4.14        6.42        7.91        8.47        6.26        5.67        6.89
 average net assets
%           %           %           %           %           %           %           %           %           %



   A TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD.
The exclusion of any applicable sales charge from a performance calculation produces a higher return.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual and cumulative total returns usually will include the effect of paying the maximum applicable sales charge.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The fund's recent performance        and holdings are detailed twice a year
in financial reports, which are sent to all shareholders.
For current performance call Fidelity Client Services at 1-800-843-3001.
   THE FUND IN DETAIL


CHARTER
U.S. TREASURY PORTFOLIO IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which handles the fund's business affairs. FMR Texas Inc. (FMR Texas), located in Irving, Texas, has primary responsibility for providing investment management services.
As of    September 30, 1995    , FMR advised funds having approximately
   22     million shareholder accounts with a total value of more than
$   335     billion.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for Class B of the fund.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the fund's transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that the fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund may invest in U.S. Treasury bills, notes and bonds, and other direct obligations of the U.S. Government that are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, and in repurchase agreements backed by those obligations. The
fund intends to invest    exclusively     in U   .    S. Treasury bills,
notes and bonds, and repurchase agreements backed by those obligations. When you sell your shares, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
The fund earns income at current money market rates. It stresses
preservation of capital, liquidity and income    and     does not seek the
higher yields or capital appreciation that more aggressive investments may
provide. The fund's yield will vary from day to day        and generally
reflects current short-term interest rates and other market conditions.
It is important to note that neither the fund nor its yield is guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Current holdings are described in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your investment professional or call Fidelity Client Services at 1-800-843-3001.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other money market securities, although they may be more volatile.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, the fund may pay periodic fees or accept a lower interest rate.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of the fund's assets.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 33 1/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of Class B's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. The fund also pays OTHER EXPENSES, which are explained below.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fund pays the fee at the annual rate of 0.50% of its average net assets.
FMR HAS A SUB-ADVISORY AGREEMENT with FMR Texas, which has primary responsibility for providing investment management for the fund, while FMR retains responsibility for providing the fund with other management services. For these services FMR pays FMR Texas 50% of its management fee (before expense reimbursements but after payments made by FMR pursuant to
Class B's Distribution and Service Plan). FMR paid FMR Texas    0.10    %
of the fund's average net assets for    the     fiscal    year ended July
31,     19   95    .
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FIIOC performs certain transfer agency, dividend disbursing and shareholder services for Class B. Fidelity Service Co. (FSC) calculates the NAV and dividends for Class B, and maintains the fund's general accounting records.
   For the     f   i    scal    year ended July 31,     1995, fees paid by
Class B to FIIOC amounted to    0.59    % of Class B's average net assets
and fees paid by the fund to FSC amounted to    0.01    % of the fund's
average net assets.
Class B shares have adopted a DISTRIBUTION AND SERVICE PLAN. Under the Plan, Class B is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class B shares. FDC is paid a distribution fee monthly by FMR and Class B at an annual rate of 0.75% of Class B's average net
assets    throughout the month.
In addition, pursuant to the Class B Plan, investment professionals are
compensated at an annual rate of 0.25% of    Class B's     average net
assets    throughout the month     for providing personal service to and/or
maintenance of Class B shareholder accounts.
The Plan        specifically recognizes that FMR may make payments from its management fee revenue, past profits or other resources to reimburse FDC for expenses incurred in connection with the distribution of Class B shares. The Board of Trustees has authorized FMR to pay FDC a distribution fee from its management fee revenue, past profits or other resources at an
annual rate of up to 0.38% of Class B's average net assets.    For the
fiscal year ended July 31, 1995,     FMR    paid     FDC monthly at an
annual rate of    0.32    % of Class B's average net assets    throughout
the month.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the fund such as minimum initial or subsequent investment amounts, may be modified in these programs, and administrative charges may be imposed for the services rendered.
The different ways to set up (register) your account by exchange with Fidelity are listed below.
   The account guidelines that follow may not apply to certain retirement accounts. If your employer offers the fund through a retirement program, contact your employer for more information. Otherwise, call your investment professional directly.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened by exchange. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Contact your investment professional.
HOW TO BUY SHARES
Class B shares of the fund are offered only by exchange to investors in
Class B shares of the Fidelity Advisor    f    unds or through reinvestment
of distributions    i    n Class B shares   . DIRECT PURCHASES OF CLASS B
SHARES WILL NOT BE ACCEPTED.     Exchanges from Class B of a Fidelity
Advisor fund must be from an account with the same registration, including name, address and taxpayer ID number. Contact your investment professional or, if you are investing through a broker-dealer or insurance representative, call 1-800-522-7297. If you are investing through a bank representative, call 1-800-843-3001.
CLASS B'S SHARE PRICE, called NAV, is calculated every business day. Class B shares are sold without a front-end sales charge but may be subject to a
CDSC upon redemption   . F    or information on how the CDSC is calculated,
see    "    Transaction Details   ,"     page . The fund is managed to keep
its share price stable at $1.00.
Shares are purchased at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time.
   It is the responsibility of your investment professional to submit your order to purchase or redeem shares for you to receive the next determined NAV.
Shareholders of record as of 2:00 p.m. Eastern time will be entitled to dividends declared that day.
Shares purchased after 2:00 p.m. Eastern time begin to earn income dividends on the following business day.
Share certificates are not available for Class B shares.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT VIA EXCHANGE $1,000
   For Fidelity Advisor retirement accounts $500
TO ADD TO AN ACCOUNT $250
For Fidelity Advisor retirement accounts $100
MINIMUM BALANCE $500
For Fidelity Advisor retirement accounts none
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent, less any applicable CDSC. NAV is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time.
TO SELL SHARES IN AN ACCOUNT, you may use any of the methods described on these pages.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES,
   please     leave at least $   500     worth of shares in the account to
keep it open.
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to
protect you and    Fidelity     from fraud. Your request must be made in
writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration, or
(small solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed
and
(small solid bullet) Any other applicable requirements listed in the following table.
Deliver your letter to your    i    nvestment    p    rofessional, or mail
it to the following address:
(small solid bullet) If you purchased your shares through a
   b    roker-   d    ealer or    i    nsurance    r    epresentative:
   Daily Money Fund:
U. S. Treasury Portfolio
P.O. Box 8302
Boston, MA 02266-8302
(small solid bullet) If you purchased your shares through a    b    ank
   r    epresentative:
Fidelity Investments Institutional Operations Company
   P.O. Box 1182
Boston, MA 02103-1182
Unless otherwise instructed, the transfer agent will send a check to the record address.



                         ACCOUNT TYPE                 SPECIAL REQUIREMENTS

PHONE                    All account types except     (small solid bullet) Maximum check request: $100,000.
YOUR INVESTMENT
PROFESSIONAL             retirement


(phone_graphic)         All account types            (small solid bullet)    Y    ou may exchange    to Class B of     Fidelity
                                                     Advisor funds if both accounts are
                                                      registered with the same name(s),
                                                      address, and taxpayer ID number.

Mail or in Person
(mail_graphic)
(hand_graphic)          Individual, Joint Tenant,    (small solid bullet) The letter of instruction (with signature
                        Sole Proprietorship,         guaranteed) must be signed by all persons
                        UGMA, UTMA                   required to sign for transactions, exactly as
                                                     their names appear on the account and
                        Retirement account           sent to your investment professional.
                                                     (small solid bullet) The account owner should complete a
                                                     retirement distribution form. Contact your
                                                      investment professional or, if you
                                                     purchased your shares through a
                                                      broker-dealer or insurance representative,
                                                     call 1-800-522-7297. If you purchased your
                                                     shares through a bank representative, call
                                                     1-800-843-3001.

                        Trust                        (small solid bullet) The trustee must sign the letter indicating capacity as trustee. If the trustee's name is
                                                      not in the account registration, provide a
                                                      copy of the trust document certified within
                                                     the last 60 days.

                        Business or Organization     (small solid bullet) At least one person authorized by
                                                      corporate resolution to act on the account
                                                      must sign the letter (with signature
                                                     guaranteed).

                      Executor, Administrator,     (small solid bullet) For instructions, contact your investment
                      Conservator/Guardian         professional or, if you purchased your
                                                     shares through a broker-dealer or
                                                    insurance representative, call
                                                    1-800-522-7297. If you purchased your
                                                   shares through a bank representative, call
                                                  1-800-843-3001.

Wire (wire_graphic)     All account types            (small solid bullet) You must sign up for the wire feature before using it. To verify that it is in place, contact
                                                  your investment professional or, if you
                                                     purchased your shares through a
                                                      broker-dealer or insurance representative,
                                                      call 1-800-522-7297. If you purchased your
                                                     shares through a bank representative, call
                                                     1-800-843-3001. Minimum wire: $   500.
                                                 (small solid bullet) Redemption proceeds will be wired via the
                                                   Federal Reserve Wire System to your bank
                                                   account of record.    If your redemption
                                                     request is received by the transfer agent
                                                       before 2:00 p.m. Eastern time, redemption
                                                      proceeds will normally be wired on that
                                                     day. If your redemption request is received
                                                      by the transfer agent after 2:00 p.m.
                                                    Eastern time, redemption proceeds will
                                                    normally be wired on the following business
                                                     day.


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the fund. Call your investment professional if you need additional copies of financial reports or historical account information.
   One easy way to pursue your financial goals is to invest money regularly. The fund offers a convenient service that lets you transfer money between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call you investment professional for more information.
REGULAR INVESTMENT PLANS

FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO FIDELITY ADVISOR FUND

MINIMUM   FREQUENCY             SETTING UP OR CHANGING
$100      Monthly, quarterly,   (small solid bullet) To establish, call your investment professional after
          semi-annually, or     both accounts are opened.
          annually              (small solid bullet) To change the amount or frequency of your investment, contact your investment professional
                                directly or, if you purchased your shares through a
                                broker-dealer or insurance representative, call
                                1-800-522-7297. If you purchased your shares
                                through a bank representative, call 1-800-843-3001.
                                (small solid bullet) The account from which the exchanges are to be processed must have a minimum balance of
                                $10,000. The account into which the exchange is
                                being processed must have a minimum of $1,000.
                                (small solid bullet) Both accounts must have the same registrations and taxpayer ID numbers.
                                (small solid bullet) Call at least 2 business days prior to your next scheduled exchange date.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends    declared     are accrued daily throughout the month and
are normally distributed on the first business day of the following month. Based on prior approval of the fund, dividends relating to Class B shares redeemed during the month can be distributed on the day of redemption. The fund reserves the right to limit this service. Shareholders may elect to receive dividend distributions in cash.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want
to receive your distributions. Class        B offers two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. Shares purchased through reinvestment of dividend and capital gain distributions are not subject to a sales charge.
Dividends will be reinvested at Class B's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement
account   ,     you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
During    the     fiscal    year ended July 31,     1995,    28    % of
U.S. Treasury Portfolio's income distributions was derived from interest on U.S. Government securities, which is generally exempt from state income tax.
Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS and its NAV is normally calculated each day that both the Federal Reserve Bank of New York (New York Fed) and the New York Stock Exchange (NYSE) are open. The following holiday closings have
been scheduled for 1996: New Year's Day   , Martin Luther King's
Birthday    , Washington's Birthday, Good Friday, Memorial Day,
Independence Day, Labor Day,    Columbus Day, Veteran's Day,
Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the New York Fed or the NYSE may modify its holiday schedule at any time. On any day that the New York Fed or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the New York Fed or the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
A CLASS'S NAV is the value of a single share. The NAV of Class B is computed by adding Class B's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Class B's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Class B, and dividing the result by the number of Class B shares outstanding. The fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund maintain a stable $1.00 share price.
THE OFFERING PRICE (price to buy one share)is Class B's NAV. The REDEMPTION PRICE (price to sell one share) is Class B's NAV, minus any applicable CDSC.
   Your Class B shares retain the CDSC schedule that was in effect when you originally purchased the Advisor fund Class B shares that you exchanged.
The CDSC will be calculated based on the lesser of the cost of Class B shares at the initial date of purchase or the value of Class B shares at redemption, not including any reinvested dividends or capital gains. In determining the applicability and rate of any CDSC at redemption, Class B shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by Class B shares that have been held for the longest period of time. Class B shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC.
CONVERSION FEATURE. After a maximum holding period of six years from the initial date of purchase, Class B shares and any capital appreciation
associated therewith, convert automatically to Initial    Class     shares
of the    fund    . Conversion to Initial    Class     shares will be made
at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains (Dividend
Shares) will also convert to Initial    Class     shares. The portion of
Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
   INITIAL CLASS SHARES. The fund offers Initial Class shares to individual, institutional and corporate investors at NAV. Initial Class shares may be exchanged for shares of other Fidelity funds. If Initial Class shares were purchased in connection with a Fidelity Advisor fund program, those Initial Class shares may be exchanged for Class A shares of Fidelity Advisor funds. Transfer agency, dividend disbursing and shareholder services for Initial Class shares are performed by FIIOC. Unlike Class B shares, Initial Class share purchases are not restricted only to purchases by exchange. Initial Class shares have adopted a Distribution and Service Plan that recognizes that FMR may use its resources, including its management fee, to pay expenses associated with the sale of Initial Class shares. The Board of Trustees has authorized FMR to pay FDC a distribution fee from its management fee revenue, past profits or other resources at an annual rate of up to 0.38% of the Initial Class's average net assets. For the fiscal year ended July 31, 1995, FMR paid FDC at the annual rate of 0.32% of the Initial Class's average net assets throughout the month. Investment professionals may receive different levels of compensation with respect to one class of shares over another class of shares in the fund. For the fiscal year ended July 31, 1995, total operating expenses for the Initial Class was 0.65% of average net assets, after voluntarily expense reimbursements of 0.01% by FMR.
For more information about the CDSC, including the conversion feature and the permitted circumstances for CDSC waivers, contact your investment professional.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class B shares, you may reinvest an amount equal to all or a portion of the redemption proceeds in Class B shares of the fund or Class B shares of a
Fidelity Advisor    fund, at the NAV next determined after receipt of your
investment order, provided that such reinvestment is made within 30 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid will be reimbursed to you by reinvesting that amount in Class B shares of the fund or Class B shares of the Fidelity Advisor fund, as applicable. You must reinstate your Class B shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class B shares had not been redeemed.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase by exchange. See "Exchange Restrictions" on page . Purchases by exchange may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Shares redeemed before 2:00 p.m. Eastern time do not receive the dividend declared on the day of redemption; shares redeemed after 2:00 p.m. Eastern time do receive the dividend declared on the day of redemption.
(small solid bullet) The fund may withhold redemption proceeds until it is reasonably assured that investments credited to your account have been received and collected.
When the NYSE or the New York Fed is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the fund may suspend redemption or postpone payment dates. In cases of suspension of the right of redemption, the request for redemption may either be withdrawn or payment may be made based on the NAV next determined after the termination of the suspension.
IF YOUR    NON-RETIREMENT     ACCOUNT BALANCE FALLS BELOW $   500     due
to redemption, the account may be closed and the proceeds less any applicable CDSC, may be mailed to your address of record. You will be given 30 days' notice that your account will be closed unless it is increased to the minimum.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging Class B shares for Class B shares of a Fidelity Advisor fund seven calendar days after purchase. Currently, there is no limit on the number of exchanges out of the fund.
Exchange instructions may be given by you in writing or by telephone directly to the transfer agent or through your investment professional. For more information on entering an exchange transaction, please consult your investment professional.
       WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES,    Class B shares will
be redeemed at the next determined NAV after your order is received and accepted by the transfer agent. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, the fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. (small solid bullet) Any exchanges of Class B shares are not subject to a CDSC.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
SALES CHARGE        WAIVERS
THE CDSC ON CLASS B SHARES MAY BE WAIVED:
   1. In cases of disability or death, provided that Class B shares are redeemed within one year following the death or the initial determination of disability, or
   2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.

DAILY MONEY FUND :
U.S. TREASURY PORTFOLIO: CLASS B
CROSS REFERENCE SHEET

Form N-1A Item Number Statement of Additional Information
Part B
10 a,b  Cover Page
11   Table of Contents
12   *
13 a,b,c  Investment Policies and Limitations
 d  *
14 a,b,c  Trustees and Officers
15 a,b,c  Trustees and Officers, FMR
16 a(i)  FMR
 a(ii)  Trustees and Officers
 a(iii),b  Management Contract
 c  *
 d  Management Contract
 e  *
 f  Distribution and Service Plan
 g  *
 h  Description of the Trust
 i  Contracts with FMR Affiliates
17 a  Portfolio Transactions
 b  *
 c,d  Portfolio Transactions
18 a  Description of the Trust
 b  *
19 a  Additional Purchase and Redemption Information
 b  Valuation
 c  *
20   Distributions and Taxes
21 a(i,ii)  Contracts with FMR Affiliates, Distribution and Service Plan
 a(iii),b,c  *
22   Performance
23   Financial Statements
* Not Applicable

DAILY MONEY FUND
U.S. TREASURY PORTFOLIO: CLASS B
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 1995
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated December 1, 1995). Please retain this document for future reference. The fund's financial statements and financial highlights, included in the Annual Report, for the fiscal year ended July 31, 1995, are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Client Services at 1-800-843-3001.
TABLE OF CONTENTS                                       PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase        and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Contracts with FMR Affiliates

Distribution and Service Plan

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
SUB-ADVISOR
FMR Texas Inc. (FMR Texas)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
CUSTODIAN
   The Bank     of New York
DMFB-ptb-1295
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations    cannot     be
changed without approval by a "majority of the outstanding voting securities," (as defined in the Investment Company Act of 1940 (the 1940
Act)), of the fund. However, except for the fundamental investment
limitations    listed     below, the investment policies and limitations
described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United
States, its agencies or instrumentalities) if   ,     as a result   ,
more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets, 10%, of its assets may be invested in the securities of an issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
(9) write or purchase any put or call options.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(v   i    ) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development program or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(   xi    ) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
SHAREHOLDER NOTICE. The fund intends to invest 100% of its total assets in U.S. Treasury bills, notes and bonds and in repurchase agreements backed by those obligations. This operating policy may be changed upon 90 days' notice to shareholders.
The fund does not intend to purchase futures contracts or options on futures contracts. This operating policy may be changed only upon approval by the Board of Trustees and 60 day's notice to shareholders.
For the fund's policies on quality and maturity, see section entitled "Quality and Maturity" on page .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.
In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. The fund does not currently intend to participate in the program as a lender.
PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). QUALITY AND MATURITY Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature. REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SHORT SALES "AGAINST THE BOX." The fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If the fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.
STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by government agencies also may be stripped in this fashion.
VARIABLE AND FLOATING RATE OBLIGATIONS provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contract"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute fund transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal years ended July 31, 1995, 1994 and 1993, the fund paid no brokerage commissions.
During    the     fiscal    year ended July 31,     1995, the fund paid no
commissions to brokerage firms that provided research services.
From time to time, the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the
tender of    portfolio     securities, but at present no other recapture
arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Co   .     (FSC) normally determines the fund's net asset
value per share (NAV) at 2:00 p.m. and 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing the fund's NAV.
   Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if sold the instrument.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they may deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. Yield and total return fluctuate in response to market conditions and other factors.
YIELD CALCULATIONS. To compute a class's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. An effective yield may also be calculated by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for
   each class of     the fund are calculated on the same basis as other
money market funds, as required by applicable regulations.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, each class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a class.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
HISTORICAL FUND RESULTS. The following table shows the 7-day yields and
total returns for    each class of the fund     for the period ended July
31, 1995.
U.S. Treasury Portfolio

                  Average Annual Total Returns               Cumulative Total Returns





                  Seven-Day       One             Five                            One             Five             Ten Years
                  Yield           Year            Years           Ten years       Year            Years



   Class B*          4.51    %       0.28%           3.99%           5.69    %       0.28    %       21.59%           73.97    %

   Initial Class     5.18%         5.02%           4.32%           5.77%           5.02%           23.53%           75.31%


* Average annual and cumulative total returns include the effect of applicable contingent deferred sales charges (CDSC) of 4% and 1 % for one and five year periods shown.
   Initial offering of Class B shares took place on July 1, 1994. Returns prior to that date are those of Initial Class, the original class of the fund and do not reflect Class B's 1.00% 12b-1 fee. Initial Class shares are sold to eligible investors without a sales load, but with a 12b-1 fee of up to 0.38%. If FMR had not reimbursed certain fund expenses during the periods shown, the Class B's seven-day yield would have been 3.49% and total returns would have been lower.
The following table   s     show the income and capital elements of    each
class    's cumulative total return. The table   s     compare    each
class    's return to the record of the Standard & Poor's Composite Index of 500 Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided
to show how    each class    's total return compared to the record of a
broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since the fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the fund. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the    ten-year period ended July 31, 1995,     a hypothetical
investment of $10,000 in Class B would have grown to $   17,397
assuming all dividends were reinvested. This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in Class B today.

U.S. Treasury Portfolio:    CLASS B                               INDICES





Year     Value of          Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended    Initial           Reinvested       Reinvested      Value                                                 Living*
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions







1986     $    10,000       $    715         $    0          $    10,715       $    12,842       $    13,687       $    10,158

   1987  $ 10,000          $ 1,337          $ 0             $ 11,337          $ 17,891          $ 20,474          $ 10,557

   1988  $ 10,000          $ 2,069          $ 0             $ 12,069          $ 15,796          $ 17,540          $ 10,993

   1989  $ 10,000          $ 3,112          $ 0             $ 13,112          $ 20,837          $ 22,744          $ 11,540

19   90  $ 10,000       $    4,192       $    0          $    14,192       $    22,191       $    25,790       $    12,096

   1991  $ 10,000          $ 5,141          $ 0             $ 15,141          $ 25,023          $ 27,856          $ 12,635

   1992  $ 10,000          $ 5,785          $ 0             $ 15,785          $ 28,227          $ 32,199          $ 13,033

   1993  $ 10,000          $ 6,224          $ 0             $ 16,224          $ 30,696          $ 34,590          $ 13,395

   1994  $ 10,000          $ 6,683          $ 0             $ 16,683          $ 32,279          $ 37,808          $ 13,766

1995     $    10,000       $    7,397       $    0          $    17,397       $    40,706       $    48,533       $    14,147


* From month end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on July 31,
198   5     the net amount invested in Class B was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time they were
reinvested), amounted to $   17,397    . If distributions had not been
reinvested, the amount of distributions earned from Class B over time would have been smaller and the cash payments (dividends) for the period would
have amounted to $   5,552    . The fund did not distribute any capital
gains during the period. Neither tax consequences of different investments
nor CDSC's have not been factored into the above figures.    Initial
offering of Class B shares took place on July 1, 1994. Returns prior to that date are those of Initial Class, the original class of the fund and do not reflect Class B's 1.00% 12b-1 fee. Initial Class shares are sold to eligible investors without a sales load, but with a 12b-1 fee of up to 0.38%. If FMR had not reimbursed certain fund expenses during the periods shown, total returns would have been lower.
During the ten year period ended July 31, 1995, a hypothetical $10,000 investment in Initial Class would have grown to $17,531, assuming all distributions were reinvested. This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in Initial Class today.

       U.S. Treasury Portfolio:    INITIAL CLASS                                  INDICES






 Year      Value of      Value of         Value of           Total         S&P 500        DJIA         Cost of
 Ended     Initial       Reinvested       Reinvested         Value                                     Living*
           $10,000       Dividend         Capital Gain
           Investment    Distributions    Distributions







 1986      $ 10,000       $ 715             $ 0               $ 10,715     $ 12,842     $ 13,687     $ 10,158

 1987      $ 10,000       $ 1,337           $ 0               $ 11,337     $ 17,891     $ 20,474     $ 10,557

 1988      $ 10,000       $ 2,069           $ 0               $ 12,069     $ 15,796     $ 17,540     $ 10,993

 1989      $ 10,000       $ 3,112           $ 0               $ 13,112     $ 20,837     $ 22,744     $ 11,540

 1990      $ 10,000       $ 4,192           $ 0               $ 14,192     $ 22,191     $ 25,790     $ 12,096

 1991      $ 10,000       $ 5,141           $ 0               $ 15,141     $ 25,023     $ 27,856     $ 12,635

 1992      $ 10,000       $ 5,785           $ 0               $ 15,785     $ 28,227     $ 32,199     $ 13,033

 1993      $ 10,000       $ 6,224           $ 0               $ 16,224     $ 30,696     $ 34,590     $ 13,395

 1994      $ 10,000       $ 6,692           $ 0               $ 16,692     $ 32,279     $ 37,808     $ 13,766

 1995      $ 10,000       $ 7,531           $ 0               $ 17,531     $ 40,706     $ 48,533     $ 14,147



   * From month end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on July 31, 1985, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the times they were reinvested), amounted to $17,531. If distributions had not been reinvested, the amount of distributions earned from the Initial Class over time would have been smaller, and cash payments (dividends) for the period would have amounted to $5,629. The fund did not distribute any capital gains during the period. Tax consequences of different investments haves not been factored into the above figures.
PERFORMANCE COMPARISONS.    A class's     performance may be compared to
the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund
rankings,    a class's     performance may be compared to stock, bond, and
money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time,    a class's     performance may also be compared to
other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury
bills, the U.S. rate of inflation (based on the    CPI    ), and
combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Taxable, which is reported in the MONEY FUND REPORT(registered trademark), covers over 749 Taxable and 229 U.S. Government money market funds.
   In advertising materials, Fidelity may reference or discuss its products and services, which may include the following: other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, and investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.
Class B may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
Class B may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    September 30,     199   5    , FMR advised over $   26.5
billion in tax-free fund assets, $   77     billion in money market fund
assets, $   226     billion in equity fund assets, $   55     billion in
international fund assets, and $   22     billion in Spartan fund assets.
The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Class B Shares. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 (the Rule) under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
CLASS B WAIVERS. The contingent deferred sales charge (CDSC) on Class B
shares may be waived in the    c    ase of (1) disability or death,
provided that the redemption is made within one year following the death or
initial determination of disability,    or     (2) in connection with a
total or partial redemption made in connection with distributions from retirement plan accounts at age 70 1/2 which are permitted without penalty pursuant to the Internal Revenue Code.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
CAPITAL GAIN DISTRIBUTIONS. The fund may distribute short-term capital gains once a year or more often as necessary, to maintain its net asset value at $1.00 per share. The fund does not anticipate earning long-term capital gains on securities held by the fund.
As of fiscal year end July 31, 1995, the fund had a capital loss
carryforward aggregating approximately $   476,000    . This loss
carryforward, of which $   15,000 and $461,000     will expire on fiscal
year end July 31,    2001 and 2002     respectively, is available to offset
future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state laws provide for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from the fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in the fund's portfolio. Because the income earned on most U.S. Government securities in which the fund invests is exempt from state and local income taxes, the portion of your dividends from the fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities
whether such securities are held    directly or through a fund.
TAX STATUS OF    T    HE FUND. The fund intends to qualify each year as a
"regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.
The fund is treated as a separate entity from the other funds of Daily Money Fund for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Daily Money Fund prior to the fund's conversion from a series of a Massachusetts business trust served in identical capacities. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (63), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc, and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (6   8    ), Trustee (1990). Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (6   3    ), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Vice Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (52), Trustee (1990) is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (7   1    ), Trustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of Corporate Property Investors, the EPS Foundation at Trinity College, the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (6   7    ), Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING, JR.(56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
LELAND BARRON (3   7    ), Vice President, is also Vice President of other
funds advised by FMR and an employee of FMR Texas Inc.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHER (50), Assistant Vice President (1990), is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc. (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current Trustee of the fund for his or her services as trustee for the fiscal year ended July 31, 1995.
      COMPENSATION TABLE


Trustees                  Aggregate       Pension or                Estimated Annual    Total
                          Compensation    Retirement                Benefits Upon       Compensation
                          from            Benefits Accrued          Retirement from     from the Fund
                          the Fund*       as Part of    F    und    the Fund            Complex*
                                          Expenses from the         Complex*
                                          Fund Complex*

J. Gary Burkhead **       $ 0             $ 0                       $ 0                 $ 0

Ralph F. Cox                  924          5,200                     52,000              125,000

Phyllis Burke Davis           880          5,200                     52,000              122,000

Richard J. Flynn              1137         0                         52,000              154,500

Edward C. Johnson 3d **    0               0                         0                   0

E. Bradley Jones              912          5,200                     49,400              123,500

Donald J. Kirk                925          5,200                     52,000              125,000

Peter S. Lynch **          0               0                         0                   0

Gerald C. McDonough           912          5,200                     52,000              125,000

Edward H. Malone              912          5,200                     44,200              128,000

Marvin L. Mann                912          5,200                     52,000              125,000

Thomas R. Williams            912          5,200                     52,000              126,500


* Information is as of December 31, 1994 for 206 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On    November     3, 1995, the Trustees and officers        owned, in the
aggregate, less than    1    % of the fund's total outstanding shares.
   As of November 3, 1995, the following owned of record or beneficially 5% or more of the outstanding shaes of Class B:
IFG Network Securities                       (13.39%)

   Slavic Mutual Funds Mangement Corp           (9.78%)

   Mariner Financial                            (8.05%)

   A.G. Edwards & Sons                          (6.02%)

   Royal Alliance Assoc., Inc.                  (5.40%)

As of    November 3, 1995,     the following owned of record or
beneficially 5% or more of the outstanding shares of Class B:    IFG
Network Securities, Slavic Mutual Funds Management Corp., Mariner Financial, A.G. Edwards & Sons and Royal Alliance Association, Inc.
A shareholder owning of record of beneficially more than 25% of the
   fund    's    or Class B's     outstanding shares may be considered a
controlling person. Th   at shareholder's     vote could have a more
significant effect on matters presented at a shareholders meeting than votes of other shareholders.
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FIIOC and FSC, the fund or class thereof, as applicable, pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund, has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable class. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is the fund's manager pursuant to a management contract dated September
   30    , 1993, approved by shareholders on March 24, 1993.
For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of 0.50% of the average net assets of the fund throughout the month. For the fiscal years ended July 31, 1995, 1994
and 1993, FMR received $   9,784    ,   211    , $   13,343,263     and
$   14,208    ,   606     respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and yield and repayment of the reimbursement by the fund will lower its total returns and yield.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 21/2% of the first $30 million, 2% of the next $70 million, and 11/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities. SUB-ADVISER. FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund.
Under the sub-advisory agreement dated    September 30, 1993    , which was
approved by shareholders on    March 24, 1993    , FMR pays FMR Texas fees
equal to 50% of the management fee payable to FMR under its management contract with the fund, after payments by FMR pursuant to each class's 12b-1 plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of the fund for the fiscal years ended July 31
1995, 1994, and 1993 FMR paid FMR Texas fees of $   1,886,692    ,
$2,367,209, and $2,400,702, respectively.
CONTRACTS WITH FMR AFFILIATES
FIIOC is transfer, dividend disbursing, and shareholder servicing agent for the fund. FIIOC receives an annual account fee and an asset based fee based on account size. With respect to certain retirement accounts, FIIOC receives asset-based fees only. With respect to certain other retirement
accounts, FIIOC receives annual account fees and asset   -    based fees
based on fund type.
FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing and mailing prospectuses, statements of additional information, and all other reports, notices and statements to shareholders, with the exception of proxy statements.
FSC performs the calculations necessary to determine NAV and dividends for Class B and maintains the fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on the fund's average
net assets, specifically   ,     .0175% for the first $500 million of
average net assets and .0075% for average net assets in excess of $500 million. The fee is limited to a minimum of $20,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC by the fund for fiscal 1995, 1994, and
1993 were $   196,883    ,    $250,737     and $   263,327    ,
respectively.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FDC. The table below shows the sales charge revenue paid to FDC, and retained by FDC, for the following fiscal periods ending:
                   CDSC Revenue

                    $ Paid to FDC    $ Retained By FDC

7/1/94 - 7/31/94    $ --              $ --

8/1/94 - 7/31/95       $ 8,806           $ 8,806

DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan (the Plan) on behalf of Class B of the fund (the Plan) pursuant to Rule 12b-1 under 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows Class B of the fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.
Pursuant to the Plan, FDC is paid a distribution fee at an annual rate of
   0    .75% of Class B's average net assets determined as of the close of business on each day throughout the month. Class B also pays investment professionals a service fee at an annual rate of 0.25% of its average daily net assets determined at the close of business on each day throughout the month for the personal service and/or maintenance of shareholder accounts.
For the fiscal years ended July 31, 1995 and 1994,    FDC was     paid
distribution fees of $   21,362     and $   73    , respectively   .     In
addition, for the fiscal year ended July 31, 1995, and 1994, Class B paid
shareholder service fees of $   11,949     and $   44    , respectively.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR, either directly or through FDC, may use its management
fee revenue,    as well as its     past profits        or other
resources    from any other source     to reimburse FDC for    expenses
incurred in connection with distribution of Class B shares; including payments made to third parties that assist in selling shares of the applicable class of the fund, or to third parties, including banks, that render shareholder support services.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit Class B and its shareholders. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of Class B of the fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Class B plan does not provide for specific payments by Class B of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type of level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
The Plan was approved by FMR as the then sole shareholder of Class B on
   May 2    , 199   4    .
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. U.S. Treasury Portfolio: is a    fund     of Daily
Money Fund, an open-end management investment company    originally
    organized as a    Massachusetts     business trust   . On September 29,
1993, the trust was converted to a Delaware business trust pursuant to an
agreement approved by shareholders on March 24, 1993.     The fund acquired
all of the assets of the U.S. Treasury Portfolio, on September 29, 1993.
Currently, there are six funds of    the trust    : U.S. Treasury
Portfolio; Money Market Portfolio; Treasury Only;        Capital Reserves:
Money Market Portfolio   ; Capital Reserves    , U.S. Government Portfolio
and    Capital Reserves:     Municipal Money Market Portfolio. The Trust
Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the Trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expenses can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of the fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS. The fund's capital consists of shares of beneficial interest. Class B Shares have no preemptive rights; the conversion rights, the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the
trust   ,     a fund    or a class     may, as set forth in the Trust
Instrument, call meetings of the trust, fund or class for any purpose
related to the trust   ,     or fund or class   ,     as the case may be,
including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or the fund may be terminated upon the sale of its assets to, or
merger with, another open-end management investment company    or
series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the trust or the fund; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may also invest all of its assets in another investment company.
CUSTODIAN.    The Bank     of New York,    48     Wall Street, New York,
NY, 10260 is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. Chemical Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., 1999 Bryan Street, Dallas, TX
75201,     serves as the fund's independent accountant. The auditor
examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended July 31, 1995 are included in the fund's Annual Report, which is
a separate report supplied with this S   AI    . The fund's financial
statements and financial highlights are incorporated herein by reference.
APPENDIX
The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well established industries.
High rates of return on funds employed.
Conservative capitalization structures with moderate reliance on debt and ample asset protection.
Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
 DAILY MONEY FUND:  INITIAL CLASS
 U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO
 CROSS REFERENCE SHEET
Form N-1A Item Number
Part A     Prospectus Caption
1   Cover Page
2   Expenses
3 a,b  Financial Highlights
 c  *
 d  Financial Highlights
4 a(i)  Charter
  (ii) Investment Principles and Risks; Securities and Investment Practices; Fundamental Investment Policies and Restrictions
 b    Securities and Investment Practices
 c Who May Want To Invest; Investment Principals and Risks; Securities and Investment Practices
5 a,b(i)  Charter
  (ii)  FMR and Its Affiliates; Charter; Breakdown of Expenses
  (iii)  Expenses; Breakdown of Expenses
 c,d  FMR and Its Affiliates
 e  FMR and Its Affiliates; Breakdown of Expenses; Other Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates
5A   *
6 a(i)  Charter
  (ii) How to Buy Shares; How to Sell Shares; Investor Services; Transaction Details; Exchange Restrictions
  (iii)  *
 b  FMR and Its Affiliates
 c  Charter
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Exchange Restrictions
 f,g  Dividends, Capital Gains, and Taxes
7 a  Charter; Cover Page
 b  How to Buy Shares; Transaction Details
 c  *
 d  How to Buy Shares
 e  Transaction Details; Breakdown of Expenses
 f  Breakdown of Expenses; Other Expenses
8   How to Sell Shares; Investor Services; Transaction Details; Exchange
Restrictions
9   *
*Not Applicable

DAILY MONEY FUND:
MONEY MARKET PORTFOLIO -
INITIAL    CLASS
U.S. TREASURY PORTFOLIO -
INITIAL    CLASS
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated December 1, 1995. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Client Services at 1-800-843-3001 or your investment professional.
INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD
OR ANY OTHER AGENCY AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
DMF-pro-1295
Each fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
PROSPECTUS
DECEMBER 1, 1995(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Initial Class's yearly operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of each fund's
                                         financial data.

                                         PERFORMANCE

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's
                                         overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             TYPES OF ACCOUNTS Different ways to set up your
                                         account, including tax-sheltered retirement plans.

                                         HOW TO BUY SHARES Opening an account and making additional investments.

                                         HOW TO SELL SHARES Taking money out and closing
                                         your account.

                                         INVESTOR SERVICES  Services to help you manage
                                         your account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and
                                         the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS


   KEY FACTS


WHO MAY WANT TO INVEST
Each fund offers investors a convenient way to invest in a
    professionally managed portfolio of money market instruments.
Each fund is designed for investors who would like to earn current income while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
Each fund is managed to keep its share price stable at $1.00. U.S. Treasury Portfolio offers an added measure of safety with its focus on U.S.
   Treasury     securities.
These funds do not constitute a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion of your savings. Each fund offers free checkwriting to give you easy access to your money.
U.S. Treasury Portfolio is composed of two classes of shares. Each class of the fund has a common investment objective and investment portfolio. Initial Class shares do not have a sales charge, but do pay a distribution fee. Class B shares do not have a front-end sales charge, but do have a contingent deferred sales charge (CDSC), and pay a distribution fee and a shareholder service fee. Class B shares are available only by exchange from Class B of a Fidelity Advisor fund. Because Initial Class shares do not
have a sales charge, have a lower distribution fee and    do not     have
   a     shareholder service fee, Initial Class shares are expected to have a higher total return than Class B shares. You may obtain more information about Class B shares, which are not offered through this prospectus, from your investment professional or by calling Fidelity Client Services at 1-800-843-3001.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Initial Class shares of a fund.
Maximum sales charge on purchases and   None
reinvested distributions

Maximum deferred sales charge           None

Redemption fee   None

Exchange fee   None

ANNUAL OPERATING EXPENSES are paid out of each fund's        assets. Each
fund pays a management fee to Fidelity Management & Research Company (FMR). Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
12b-1 fees are paid by FMR from its management fee, its past profits or other source, to the distributor for services and expenses in connection with the distribution of Initial Class shares. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.
Initial Class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on historical expenses of the
   I    nitial Class of each fund, and are calculated as a percentage of average net assets of the Initial Class of each fund.
MONEY MARKET PORTFOLIO
Management fee   *                               0.28
                                                     %

12b-1 fee (Distribution fee)                     0.22
                                                 %

Other expenses    (after reimbursement)          0.15
                                                     %

Total operating expenses                         0.65
                                                     %

U.S. TREASURY PORTFOLIO
Management fee   *                               0.18
                                                     %

12b-1 fee (Distribution fee)                     0.32
                                                 %

Other expenses    (after reimbursement)          0.15
                                                     %

Total operating expenses                         0.65
                                                     %

* THE RATE FOR MANAGEMENT FEES REPRESENTS THE NET RATE RETAINED BY FMR AFTER PAYMENT MADE TO THE DISTRIBUTOR. THE MANAGEMENT FEE BEFORE PAYMENTS MADE TO THE DISTRIBUTOR BY FMR IS 0.50%.
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment in Initial Class shares, assuming a 5% annual return and full redemption at the end of each time period:
      1      3       5       10
      Year   Years   Years   Years


Money Market Portfolio      $    7       $    21       $    36       $    81

U.S. Treasury Portfolio     $    7       $    21       $    36       $    81


   THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse each fund's Initial Class to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) are in excess of 0.65% of its
average net assets. If these agreements were not in effect,    other
expenses     and total operating expenses for each fund's Initial Class would have been the following amounts, as a percentage of average net
assets,    0.31    % and    0.81    %, respectively, for Money Market
Portfolio and    0.16    %        and    0.66    %, respectively, for U.S.
Treasury Portfolio.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and each fund's financial statements are included in each fund's Annual Report and have been audited
by    Coopers & Lybrand L.L.P.    , independent accountants. Their reports
on the financial statements and financial highlights are included in each Annual Report. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI, which may be obtained free of charge from Fidelity Client Services.
   MONEY MARKET PORTFOLIO - INITIAL CLASS



    Selected Per-Share Data and Ratios

 Fiscal years ended July 31
1995        1994        1993        1992        1991        1990        1989        1988        1987        1986

 Net asset value, beginning
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 of period

 Income from Investment
 .050        .029        .028        .041        .067        .080        .085        .066        .057        .072
 Operations
Net interest income

Less Distributions
(.050)      (.029)      (.028)      (.041)      (.067)      (.080)      (.085)      (.066)      (.057)      (.072)
  From net interest income

 Net asset value, end of
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 period

 Total return A
5.16        2.98        2.82        4.21        6.90        8.34        8.81        6.81        5.87        7.39
%           %           %           %           %           %           %           %           %           %

 Net assets, end of period
$ 2,139     $ 1,525     $ 1,451     $ 1,531     $ 1,714     $ 1,350     $ 894       $ 561       $ 441       $ 389
 (In millions)

 Ratio of expenses to
 .65         .65         .61         .59         .60         .61         .64         .66         .62         .60
 average net assets
%           %           %           %           %           %           %           %           %           %

 Ratio of expenses to
 .81         .74         .61         .59         .60         .61         .73         .66         .62         .60
 average net assets before
%           %           %           %           %           %           %           %           %           %
 expense reductions

 Ratio of net interest income
5.11        2.96        2.76        4.19        6.61        7.99        8.56        6.57        5.78        7.11
 to average net assets
%           %           %           %           %           %           %           %           %           %


 A TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
U.S. TREASURY PORTFOLIO - INITIAL CLASS



 Selected Per-Share Data and Ratios

 Fiscal years ended July 31
1995        1994        1993        1992        1991        1990        1989        1988        1987        1986

 Net asset value, beginning of
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 period

Income from Investment
 Operations

Net interest income
 .049        .029        .027        .042        .065        .079        .083        .063        .057        .069

 Less Distributions
(.049)      (.029)      (.027)      (.042)      (.065)      (.079)      (.083)      (.063)      (.057)      (.069)
  From net interest income

 Net asset value, end of period
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

 Total return A
5.02        2.89        2.78        4.25        6.69        8.24        8.64        6.45        5.81        7.15
%           %           %           %           %           %           %           %           %           %

 Net assets, end of period
$ 1,828     $ 2,025     $ 2,949     $ 3,094     $ 1,702     $ 1,177     $ 994       $ 320       $ 240       $ 157
 (In millions)

 Ratio of expenses to average
 .65         .60         .57         .59         .59         .59         .64         .64         .58         .60
 net assets
%           %           %           %           %           %           %           %           %           %

 Ratio of expenses to average
 .66         .60         .57         .59         .59         .59         .64         .64         .58         .60
 net assets before expense
%           %           %           %           %           %           %           %           %           %
 reductions

Ratio of net interest income to
4.89        2.81        2.73        4.14        6.42        7.91        8.47        6.26        5.67        6.89
 average net assets
%           %           %           %           %           %           %           %           %           %



   A TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD. EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' performance and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance call Fidelity Client Services at 1-800-843-3001.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs. FMR Texas Inc. (FMR Texas), located in Irving, Texas, has primary responsibility for providing investment management services.
As of    September 30    , 1995, FMR advised funds having approximately
   22     million shareholder accounts with a total value of more than
$   335     billion.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for the Initial Class shares of each fund.
FMR Corp. is the ultimate parent company of FMR and, FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
U.S. TREASURY PORTFOLIO may invest in U.S. Treasury bills, notes    a    nd
bonds, and other direct obligations of the U.S. Government that are guaranteed as to payment of principal and interest by the full faith and
credit of the U.S. Government   ,     and in repurchase agreements backed
by those obligations. The fund        intends to invest exclusively in U.S.
Treasury bills, notes and bonds and repurchase agreements backed by those obligations.
MONEY MARKET PORTFOLIO invests in U.S. dollar-denominated money market instruments of domestic and foreign issuers. The fund will invest in securities rated in the highest rating category by at least two nationally recognized rating services, or by one if only one rating service has rated an obligation. The fund may purchase unrated obligations determined to be of equivalent quality pursuant to procedures adopted by the Board of Trustees. Under normal conditions, the fund will invest more than 25% of its total assets in obligations of companies in the financial services industry.
COMMON POLICIES
When you sell your shares of the funds, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds follow industry-standard guidelines on the quality and maturity of their investments, which are designed to help maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.
The funds earn income at current money market rates. They stress
preservation of capital, liquidity,    and income     and do not seek the
higher yields or capital appreciation that more aggressive investments may provide. Each fund's yield will vary from day to day and generally reflects
current short-term interest rates and other market conditions.    It is
important to note that neither the funds nor their yields are guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information
about each fund's investments are contained in    the     funds   '
SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your investment professional or call Fidelity Client Services at 1-800-843-3001.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. Government, corporations, financial institutions, and other entities. These obligations may carry fixed, variable, or floating interest rates. A security's credit may be enhanced by a bank, insurance company, or other entity. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
FOREIGN SECURITIES may involve different risks than domestic securities, including risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal or interest. Issuers of foreign securities include foreign governments, corporations, and banks.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other money market securities, although they may be more volatile.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS. A fund may not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of a fund's assets.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: Money Market Portfolio may not invest more than 5% of its total assets in any one issuer, except that the fund may invest up to 10% of its total assets in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
LENDING. A fund may lend money to other funds advised by FMR.
RESTRICTIONS: Loans in the aggregate, may not exceed 331/3% of a fund's total assets. U.S. Treasury Portfolio does not intend to engage in lending. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Each fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
Money Market Portfolio, under normal conditions, will invest more than 25% of its total assets in obligations of companies in the financial services industry.
Each fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's Initial Class assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Each fund also pays OTHER EXPENSES, which are explained below.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund
pays the fee at the annual rate of    0.50    % of its average net assets.
FMR HAS SUB ADVISORY AGREEMENTS with FMR Texas, which has primary responsibility for providing investment management for each fund, while FMR retains responsibility for providing each fund with other management services. For these services, FMR pays FMR Texas 50% of each fund's management fee (before expense reimbursements but after payments made by
FMR pursuant to each fund's    Initial Class     Distribution and Service
Plan). FMR paid FMR Texas    0.14    % of Money Market Portfolio's and
   0.10    % of U.S. Treasury Portfolio's average net assets for    the
    fiscal    year ended July 31,     1995.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs certain transfer agency, dividend disbursing and shareholder services for Initial Class shares. Fidelity Service Co. (FSC) calculates the NAV and dividends for Initial Class shares, and maintains each fund's
general accounting records.    For the fiscal year ended July 31,     1995,
fees paid by    the     Initial Class to FIIOC were equal to
   0.28    %    (U.S. Treasury Portfolio)     and    0.13    %    (Money
Market Portfolio) of its     average net assets   ;     and fees paid by
each fund to FSC were equal to    0.01% of U. S. Treasury Portfolio's
    average net assets    and 0.01% of Money Market Portfolio's average net
assets.
Initial Class shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Each Plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of Initial Class
shares. The Board of    Trustees has     authorized FMR to pay FDC a
distribution fee from its management fee revenues, past profits or other
resources at an annual rate    of     up to 0.38% of the Initial Class's
average net assets.    For the fiscal year ended July 31, 1995, FMR paid
FDC at an annual rate of 0.22% of Money Market Portfolio's Initial Class average net assets throughout the month and 0.32% of U.S. Treasury
Portfolio's     Initial Class average net assets    throughout the
month.
Each fund pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
YOUR ACCOUNT


TYPES OF ACCOUNTS
If you invest through an investment professional, read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified in these programs, and administrative charges may be imposed for the services rendered.
The different ways to set up (register) your account with Fidelity are listed below.
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more information. Otherwise, contact your investment professional directly or call Fidelity Client Services at 1-800-843-3001.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT (THE FOLLOWING OPTIONS ARE AVAILABLE ONLY FOR TAXABLE FUNDS)
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
   Requires a special application.
HOW TO BUY SHARES
EACH CLASS'S SHARE PRICE, called NAV, is calculated every business day. The funds are managed to keep share prices stable at $1.00.
Shares are purchased at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time.
   It is the responsibility of your investment professional to submit your order to purchase shares for you to receive the next determined NAV. Shareholders of record as of 2:00 p.m. Eastern time will be entitled to dividends declared that day.
Shares purchased after 2:00 p.m. Eastern time begin to earn income dividends on the following business day.
Share certificates are not available for Initial Class shares.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
 Fidelity Client Services
 c/o Daily Money Fund:
 Money Market Portfolio    - Initial Class     or
 U.S. Treasury Portfolio    - Initial Class
 FIIOC
 P.O. Box 1182
 Boston, MA 02103-1182
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place a purchase order and wire money into your account,
(small solid bullet) Open    your     account by exchanging from Class A of
a Fidelity Advisor fund or from another Fidelity fund, or
(small solid bullet) Contact your investment professional.
BY    MAIL    . You or your investment professional must send a check
payable to the fund in which you plan to invest. When making subsequent investments by check, please write your fund account number on the check.
All investments by check should be sent to the    above     address.
BY    WIRE    . For wiring information and instructions, you should call the investment professional through which you trade, or if you trade directly through Fidelity, call Fidelity Client Services. There is no fee imposed by the funds for wire purchases. However, if you buy shares through an investment professional, the investment professional may impose a fee for wire purchases.
Fidelity Client Services:
Nationwide 1-800-843-3001
   Your     wire must be received by the transfer agent in good order at the applicable fund's designated wire bank before the close of the Federal
Reserve Wire System on the day    of purchase.
You are advised to wire funds as early in the day as possible    and to
provide advance notice to Fidelity Client Services for large purchases.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $1,000
For Fidelity Advisor retirement accounts $500
TO ADD TO AN ACCOUNT $250
For Fidelity Advisor retirement accounts $100
MINIMUM BALANCE $500
For Fidelity Advisor retirement accounts none
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time.
TO SELL SHARES IN A    NON-RETIREMENT     ACCOUNT, you may use any of the
methods described below.
   TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to Class A shares of a Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR    NON-RETIREMENT ACCOUNT
SHARES, please leave at least $500 worth of shares in    the     account to
keep it open.
BY TELEPHONE. Redemption requests may be made by calling Fidelity Client Services at 1-800-843-3001.
   BY MAIL. Send a letter of instruction with signature guarantee(s) to the address on page . The letter should specify the name of the fund, the number of shares to be sold, name, account numbers, address, and should include the additional requirements listed below that apply to each particular account.

 TYPE OF REGISTRATION                                REQUIREMENTS

Individual, Joint Tenants,                           Letter of instruction signed by all person(s) required
Sole Proprietorship, Custodial, (Uniform Gifts or    to sign for the account exactly as it is registered,
Transfers to Minors Act), General Partners           accompanied by signature guarantee(s).

Corporations, Associations                           Letter of instruction and a corporate resolution,
                                                     signed by person(s) required to sign for the
                                                     account accompanied by signature guarantee(s).

Trusts                                               A letter of instruction signed by the Trustee(s) with
                                                     signature guarantee(s). (If the Trustee's name is
                                                     not registered on the account, also provide a copy
                                                     of the trust document, certified within the last 60
                                                     days.)


If you do not fall into any of these registration categories (i.e.,
executors, administrators, conservators, or guard   ians) you should call
your investment professional or Fidelity Client Services at 1-800-843-3001
for further     instructions.
   BY WIRE. Redemptions may be made by calling Fidelity Client Services at 1-800-843-3001.
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Fidelity Client Services will then notify you that this feature has been activated and that you may request wire redemptions.
You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction, including a signature guarantee, to Fidelity Client Services at the address shown on page .
   You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
There is no fee imposed by the funds for wiring of redemption proceeds.
However, if you    sell     shares through an investment professional, the
investment professional may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to
your bank account of record. If your redemption request is received    by
the transfer agent before     2:00 p.m. Eastern time, redemption proceeds
will normally be wired on    that     day   . If your redemption request is
received by the transfer agent after 2:00 p.m. Eastern time, redemption proceeds will normally be wired on the following business day.
A fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. The minimum amount for a check is $500. Do not, however, try to
close out your        account by check.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available Monday through Friday
8:30 a.m. to    6    :00 p.m. Eastern time.
STATEMENTS AND REPORTS that    Fidelity     sends to you include the
following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (   monthly    )
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in a fund. Contact your investment professional, or call Fidelity Client Services at 1-800-843-3001 if you need additional copies of financial reports or historical account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
One easy way to pursue your financial goals is to invest money regularly. The funds offer a convenient service that lets you transfer money between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.
REGULAR INVESTMENT PLANS

FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO FIDELITY ADVISOR FUND

MINIMUM   FREQUENCY             SETTING UP OR CHANGING
$100      Monthly, quarterly,   (small solid bullet) To establish, call your investment professional after
          semi-annually, or     both accounts are opened.
          annually              (small solid bullet) To change the amount or frequency of your investment, contact your investment professional
                                directly or, if you purchased your shares through a
                                   b    roker-   d    ealer or    i    nsurance    r    epresentative, call
                                1-800-522-7297. If you purchased your shares
                                through a    b    ank    r    epresentative, call 1-800-843-3001.
                                (small solid bullet) The account from which the exchanges are to be processed must have a minimum balance of
                                $10,000. The account into which the exchange is
                                being processed must have a minimum of $1,000.
                                (small solid bullet) Both accounts must have the same registrations and taxpayer ID numbers.
                                (small solid bullet) Call at least 2 business days prior to your next scheduled exchange date.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. Based on prior approval of each fund, dividends relating to Initial Class shares redeemed during the month can be distributed on the day of redemption. Each fund reserves the right to limit this service. Shareholders may elect to receive dividend distributions in cash. DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.
Dividends will be reinvested at    the fund's     Initial Class NAV on the
last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
During    the     fiscal year ended July 31, 1995, 2% of Money Market
Portfolio's and 28% of U.S. Treasury Portfolio's income distributions were derived from interest on U.S. Government securities which is generally exempt from state income tax.
Every January,    Fidelity     will send you and the IRS a statement
showing the taxable distributions paid to you in the previous year.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS and its NAV is normally calculated each day that both the Federal Reserve Bank of New York (New York Fed) and the New York Stock Exchange (NYSE) are open. The following holiday closings have been scheduled for 1996: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the New York Fed or the NYSE may modify its holiday schedule at any time. On any day that the New York Fed or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the New York Fed or the NYSE is closed, each fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
A CLASS'S NAV is the value of a single share. The NAV of    the     Initial
Class of each fund is computed by adding the Initial Class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting
   the     Initial Class's pro rata share of the value of the fund's
liabilities, subtracting the liabilities allocated to the Initial Class, and dividing the result by the number of Initial Class shares of that fund that are outstanding. Each fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund maintain a stable $1.00 share price.
THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) of the Initial Class are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income
to the IRS. If you violate IRS regulations, the IRS can require    a
fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 18. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
TO ALLOW FMR TO MANAGE THE FUNDS MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Fidelity Client Services in advance of large transactions.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or
   Fidelity     has incurred.
Shareholders of record as of 2:00 p.m. Eastern time will be entitled to dividends declared that day.
Shares purchased    after     2:00 p.m.        Eastern time        begin to
earn income dividends on the following business day.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Shares redeemed before 2:00 p.m. Eastern time do not receive the dividend declared on the day of redemption. Shares redeemed after 2:00 p.m. Eastern time do receive the dividend declared on the day of redemption.
(small solid bullet) A fund may withhold redemption proceeds until it is reasonably assured that investments credited to your account have been received and collected.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
When the NYSE or the New York Fed is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such
action,    a     fund may suspend redemption or postpone payment dates. In
cases of suspension of the right of redemption, the request for redemption may either be withdrawn or payment may be made based on the NAV next determined after the termination of the suspension.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $500 due to redemption, the account may be closed and the proceeds may be mailed to your address of record. You will be given 30 days' notice that your account will be closed unless it is increased to the minimum.
FIDELIT   Y     MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing
historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
If you have purchased Initial Class shares of a fund in connection with the
Fidelity Advisor funds program, your    Initial Class     shares may be
exchanged only for Class A shares of Fidelity Advisor funds   , Initial
Class shares of the other fund offered through this prospectus, or shares
of Daily Tax-Exempt Money Fund    . Other shareholders may not exchange
Initial Class shares of a fund for Class A shares of Fidelity Advisor
   f    unds.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a fund is open for business by contacting your investment professional or calling Fidelity
Client Services at 1-800-843-3001 between 8:30 a.m. and    4    :00 p.m.
Eastern time.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, account number, the number of shares to be redeemed, and the name of the fund to be purchased. Written requests for exchange should be mailed to Fidelity Client Services at the address on page .
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, Initial Class shares will be redeemed at the next determined NAV after your order is received and accepted by the transfer agent. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) You will earn dividends in the acquired fund in accordance with the fund's customary policy, normally on the day the exchange request is received.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you have already paid in connection with the shares you are exchanging.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Currently, there is no limit on the number of
exchanges out of    a     fund, nor are there any administrative or
redemption fees applicable to exchanges out of a fund.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been
authorized by the fund   s     or FDC. This Prospectus and the related SAI
do not constitute an offer by the fund   s     or by FDC to sell or to buy
shares of the fund   s     to any person to whom it is unlawful to make
such offer.
 DAILY MONEY FUND:  INITIAL CLASS
 U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO
 CROSS REFERENCE SHEET
Form N-1A Item Number
Part B     Statement of Additional Information
10 a,b  Cover Page
11   Table of Contents
12   *
13 a,b,c  Investment Policies and Limitations
 d  *
14 a,b,c  Trustees and Officers
15 a,b,c  FMR; Trustees and Officers
16 a(i)  FMR
  (ii)  Trustees and Officers
  (iii),b  Management Contracts
 c  *
 d  Management Contracts
 e  *
 f  Distribution and Service Plans
 g  *
 h  Description of the Trust
 i  Contracts with FMR Affiliates
17 a  Portfolio Transactions
 b  *
 c,d  Portfolio Transactions
18 a  Description of the Trust
 b  *
19 a  Additional Purchase, Exchange, and Redemption Information
 b  Valuation
 c  *
20   Distributions and Taxes
21 a(i)(ii)  Distribution and Service Plans; Contracts with FMR Affiliates
  (iii),b,c  *
22   Performance
23   Financial Statements
_______________
*Not Applicable

DAILY MONEY FUND:
MONEY MARKET PORTFOLIO
U.S. TREASURY PORTFOLIO
INITIAL    CLASS
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 1995
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated December 1, 1995). Please retain this document for future reference. The funds' financial statements and financial highlights, included in the Annual Report, for the fiscal year ended July 31, 1995, are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Client Services at 1-800-843-3001.
TABLE OF CONTENTS                                          PAGE

Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates

Distribution and Service Plans

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
SUB-ADVISOR
FMR Texas Inc. (FMR Texas)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
CUSTODIAN
   The Bank     of New York
DMF-ptb-1295
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of a fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with each fund's investment policies and limitations.
Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940
Act)) of each fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF U.S. TREASURY PORTFOLIO
THE FOLLOWING ARE U.S. TREASURY PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United
States, its agencies or instrumentalities) if   ,     as a result   ,
    more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of an issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
(9) write or purchase any put or call options.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features
similar to options or futures contract   s    .
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in securities of business enterprises that, including predecessors, have a record of less than three years' continuous operation;
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development program or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's policies on quality and maturity, see section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United
States, its agencies or instrumentalities) if   ,     as a result   ,
more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets 10% of its assets may be invested in the securities of an issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
(9) write or purchase any put or call options.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agents or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.
(   ii    ) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii   i    ) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(i   v    ) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v   i    ) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi   i    ) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contract.
(vii   i    ) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.
(   ix    ) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in securities of business enterprises that, including predecessors, have a record of less than three years' continuous operation;
   (x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development program or leases.
(x   i    ) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
   (xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises".
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
   SHAREHOLDER NOTICE. U.S. Treasury Portfolio intends to invest 100% of its total assets in U.S. Treasury bills, notes and bonds and in repurchase agreements backed by those obligations. This operating policy may be changed upon 90 days' notice to shareholders.
Each of U.S. Treasury Portfolio and Money Market Portfolio do not intend to purchase futures contracts or options on futures contracts. This operating policy may be changed only upon approval by the Board of Trustees and 60 days' notice to shareholders.
Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit support.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
DOMESTIC AND FOREIGN ISSUERS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. A fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, FMR may determine some restricted securities and time deposits to be illiquid.
In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. INTERFUND BORROWING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. U.S. Treasury Portfolio does not currently intend to participate in the program as a lender.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
A fund may not invest more than 5% of its total assets in second tier securities. In addition, a fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
A fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a fund may look to an interest rate reset or demand feature. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, each fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. Short sales could be used to protect the net asset value per share (NAV) of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by government agencies also may be stripped in this fashion.
Privately stripped government securities are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by government agencies also may be stripped in this fashion.
Because of the SEC's views on privately stripped government securities, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. A fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security) or, if unrated, have been judged to be of equivalent quality by FMR pursuant to procedures adopted by the Board of Trustees.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by a fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the funds are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3rd is Chairman of FIL. Mr. Johnson 3rd, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
During fiscal 1993, 1994, and 1995, the funds paid no    commissions     to
brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Co   .     (FSC) normally determines a fund's NAV at 2:00
p.m. and 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing each fund's NAV.
   Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium and accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.
During periods of declining interest rates, a fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing each fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. Each fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize each fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Yield and total return fluctuate in response to market conditions and other factors.
YIELD CALCULATIONS. To compute a class's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the funds may quote yields in advertising based on any historical seven-day period. Yields for the funds are calculated on the same basis as other money market funds, as required by applicable regulations.
 Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, each class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the class's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a class.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
HISTORICAL RESULTS. The following table shows 7-day yields and total returns for Initial Class for the period ended July 31, 1995.
      Average Annual Total Returns   Cumulative Total Returns


               Seven-Day       One             Five            Ten             One             Five             Ten
               Yield           Year            Years           Years           Year            Years            Years



US Treasury        5.18    %       5.02%           4.32%           5.77%           5.02%           23.53%           75.31%

Money Market       5.41    %       5.16%           4.41%           5.91%           5.16%           24.05%           77.58%


Note: If FMR had not reimbursed certain fund expenses during these periods,
   U.S. Treasury Portfolio's and Money Market Portfolio's     Initial Class
yields would have been    5.18    % and    5.25    %, respectively; and
total returns would have been lower.
The following table shows the income and capital elements of each fund's Initial Class cumulative total return. The table compares the Initial Class's return to the record of the Standard & Poor's Composite Index of 500 stocks (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since each fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, do not include the effect of paying brokerage commissions or other costs of investing.
U.S. TREASURY PORTFOLIO - INITIAL CLASS
HISTORICAL FUND RESULTS
During the ten year period ended July 31, 1995, a hypothetical $10,000 investment in U.S. Treasury Portfolio-Initial Class would have grown to
$   17,531    , assuming all distributions were reinvested. This was a
period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in Initial Class today.

                                                                             INDICES

Period   Value of          Value of        Value of        Total             S&P 500           DJIA              Cost of
Ended    Initial           Reinvested      Reinvested      Value                                                 Living**
         $10,000           Dividend        Capital Gain
         Investment        Distributions   Distributions







1986        $     10,000      $ 715           $ 0             $ 10,715          $ 12,842          $ 13,687          $ 10,158

1987      10,000               1,337           0               11,337            17,891            20,474            10,557

1988      10,000               2,069           0               12,069            15,796            17,540            10,993

1989      10,000               3,112           0               13,112            20,837            22,744            11,540

1990      10,000               4,192           0               14,192            22,191            25,790            12,096

1991      10,000               5,141           0               15,141            25,023            27,856            12,635

1992      10,000               5,785           0               15,785            28,227            32,199            13,033

1993      10,000               6,224           0               16,224            30,696            34,590            13,395

1994      10,000               6,692           0               16,692            32,279            37,808            13,766

1995      10,000               7,531           0               17,531            40,706            48,533            14,147


** From month-end closest to initial investment date
Explanatory Notes: With an initial investment of $10,000 made on July 31,
198   5    , the net amount invested in Initial Class shares was $10,000.
The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at
the time they were reinvested), amounted to $   17,531    . If
distributions had not been reinvested, the amount of distributions earned from the Initial Class over time would have been smaller, and cash payments
(dividends) for the period would have amounted to $   5,629    . The fund
did not distribute any capital gains during the period. Tax consequences of different investments have not been factored into the above figures.
MONEY MARKET PORTFOLIO - INITIAL CLASS
HISTORICAL FUND RESULTS
During the ten year period ended July 31, 1995, a hypothetical $10,000
investment in Money Market Portfolio    -     Initial Class would have
grown to $   17,758    , assuming all distributions were reinvested. This
was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in Initial Class today.

                                                                             INDICES

Period   Value of          Value of        Value of        Total             S&P 500           DJIA              Cost of
Ended    Initial           Reinvested      Reinvested      Value                                                 Living**
         $10,000           Dividend        Capital Gain
         Investment        Distributions   Distributions







1986        $     10,000      $ 739           $ 0             $ 10,739          $ 12,842          $ 13,687          $ 10,158

1987      10,000               1,369           0               11,369            17,891            20,474            10,557

1988      10,000               2,143           0               12,143            15,796            17,540            10,993

1989      10,000               3,213           0               13,213            20,837            22,744            11,540

1990      10,000               4,314           0               14,314            22,191            25,790            12,096

1991      10,000               5,303           0               15,303            25,023            27,856            12,635

1992      10,000               5,947           0               15,947            28,227            32,199            13,033

1993      10,000               6,397           0               16,397            30,696            34,590            13,395

1994      10,000               6,886           0               16,886            32,279            37,808            13,766

1995      10,000               7,758           0               17,758            40,706            48,533            14,147


** From month-end closest to initial investment date
Explanatory Notes: With an initial investment of $10,000 made on July 31,
198   5    , the net amount invested in Initial Class shares was $10,000.
The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at
the time they were reinvested), amounted to    $17,758    . If
distributions had not been reinvested, the amount of distributions earned from the Initial Class over time would have been smaller, and cash payments
(dividends) for the period would have amounted to    $5,758    . The fund
did not distribute any capital gains during the period. Tax consequences of different investments have not been factored into the above figures.
 PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Taxable, which is reported in the MONEY FUND REPORT(registered trademark), covers over 749 taxable and 229 U.S. Government money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    September 30    , 1995, FMR advised over    $26.5     billion
tax-free fund assets    over, $77     billion in money market fund
asset   s over, $226     billion in equity fund assets    over, $55
billion in international fund assets    over, $22     billion in Spartan
fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) a fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or a fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Each fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00 per share. Each fund does not anticipate earning long-term capital gains on securities held by the fund.
As of July 31, 1995,    Money Market Portfolio and U.S. Treasury Portfolio
had capital loss carryforwards aggregating approximately $774,000 and $476,000, respectively. The loss carryforward for Money Market Portfolio of which $30,000, $35,000, $125,000, and $584,000 will expire on July 31,
2000, 2001, 2002, and 2003, respectively, is available to offset future capital gains. The loss carryforward for U.S. Treasury Portfolio of which $15,000 and $461,000 will expire on July 31, 2001 and 2002, respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in each fund's portfolio. Because the income earned on most U.S. Government securities in which each fund invests is exempt from state and local income taxes, the portion of your dividends from each fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because Money Market Portfolio does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.
    Each fund is treated as a separate entity from the other funds of Daily Money Fund for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or
appointed to Daily Money Fund prior to the funds   '     conversion from
series of a Massachusetts business trust served in identical capacities. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (63), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc, and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (6   8    ), Trustee (1990). Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (6   3    ), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Vice Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (52), Trustee (1990) is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (7   1    ), Trustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of Corporate Property Investors, the EPS Foundation at Trinity College, the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (6   7    ), Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING, JR.(56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
LELAND BARRON (3   7    ), Vice President, is also Vice President of other
funds advised by FMR and an employee of FMR Texas Inc.
JOHN TODD (46), Vice President, is also Vice President of other funds advised by FMR and an employee of FMR Texas Inc.
ARTHUR S. LORING (4   8    ), Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHER (50), Assistant Vice President (1990), is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc. (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended July 31, 1995.
COMPENSATION TABLE
      Aggregate Compensation




      J. Gary    Ralph    Phyllis Richard   Edward C. E.       Donald  Peter S. Gerald C.  Edward    Marvin         Thomas
      Burkhead** F. Cox   Burke   J. Flynn  Johnson   Bradley  J. Kirk Lynch**  McDonough  H.        L. Mann        R.
                          Davis             3d**      Jones                                Malone                   Williams

Money $    0     $    862 $ 823   $ 1,061   $ 0       $    853 $ 863   $ 0      $    854   $ 853     $    852       $    843
Market

U.S.     0          924   880     1,137     0            912   925        0     912           912        912            903
Treasury

Trustees                 Pension or           Estimated Annual    Total
                         Retirement           Benefits Upon       Compensation
                         Benefits Accrued     Retirement from     from the Fund
                         as Part of Fund      the Fund            Complex*
                         Expenses from the    Complex*
                         Fund Complex*

J. Gary Burkhead**       $ 0                  $ 0                 $ 0

Ralph F. Cox              5,200                52,000              125,000

Phyllis Burke Davis       5,200                52,000              122,000

Richard J. Flynn          0                    52,000              154,500

Edward C. Johnson 3d**    0                    0                   0

E. Bradley Jones          5,200                49,400              123,500

Donald J. Kirk            5,200                52,000              125,000

Peter S. Lynch**          0                    0                   0

Gerald C. McDonough       5,200                52,000              125,000

Edward H. Malone          5,200                44,200              128,000

Marvin L. Mann            5,200                52,000              125,000

Thomas R. Williams        5,200                52,000              126,500

* Information is as of December 31, 1994 for 206 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments are not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On    November 3, 1995    , the Trustees and officers of each    class
owned, in the aggregate,    less than 1    % of each    class    's total
outstanding shares.
As of    November 3, 1995     the following owned of record or beneficially
5% or more of outstanding shares of    each class    .

   U. S. Treasury Portfolio          Bank of America                       (28.95%)



                                   Texas Commerce Bank, N.A.                             (14.82%)

   Money Market Portfolio          NatWest Investor Services Corp.                       (5.10%)


A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FIIOC and FSC, each fund, or class thereof, as applicable, pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing and mailing of its proxy material to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the cost of providing these services to existing shareholders of the applicable class. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated September
30, 1993 which were approved by shareholders on    March 24, 1993.
For the services of FMR under each contract, each fund pays FMR a monthly management fee at the annual rate of 0.50% of average net assets throughout the month. Fees received by FMR for the last three fiscal years are shown in the table below.
                          Fiscal Year Ended   Management Fees Paid to FMR

U.S. Treasury Portfolio   1995                $    9,784,211

                          1994                    13,343,263

                          1993                    14,208,606

Money Market Portfolio    1995                    9,232,796

                          1994                    7,553,008

                          1993                    7,773,471

FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities.
SUB-ADVISER   .     FMR has entered into sub-advisory agreements with FMR
Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each fund. Under the
sub-advisory agreements, each dated    September 30, 1993    , which were
approved by shareholders on    March 24, 1993    , FMR pays FMR Texas fees
equal to 50% of the management fee payable to FMR under its management contract with each fund, after payments by FMR pursuant to each fund's 12b-1 plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. The following table shows fees FMR paid to FMR Texas on behalf of each fund.


                                1995                 1994                 1993

U.S. Treasury Portfolio         $    1,886,692       $    2,367,209       $    2,400,702

Money Market Portfolio              2,556,301            1,884,963            1,726,876


CONTRACTS WITH FMR AFFILIATES
FIIOC is transfer, dividend disbursing, and shareholder servicing agent for the funds. FIIOC receives an annual account fee and an asset-based fee based on account size. With respect to certain retirement accounts, FIIOC receives asset-based fees only. With respect to certain other retirement accounts, FIIOC receives annual account fees and asset-based fees based on fund type.
FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC performs the calculations necessary to determine NAV and dividends for the Initial Class of each fund, and maintains each fund's accounting records. The annual fee rates for these pricing and bookkeeping services
are based on a fund's average net assets, specifically, .   0175    % for
the first $500 million of average net assets and    .0075    % for average
net assets in excess of $500 million. The fee is limited to a minimum of
$   20,000     and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC for the past three fiscal years were as follows:
Pricing and Bookkeeping Fees

                          1995               1994               1993

U.S. Treasury Portfolio   $    196,883       $    250,737       $    263,327

Money Market Portfolio        188,697            163,480            167,470


Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with
the offer and sale of shares are paid by F   MR    .
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved a Distribution and Service Plan on behalf of the Initial Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the Initial Class of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
   Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits, or other resources from any other source to reimburse FDC for payments made to third parties that assist in selling Initial Class shares of each fund, or to third parties, including banks, that render shareholder support services.
Under the Initial Class Plans, payments made by FMR to FDC during the fiscal year ended July 31, 1995 were $4,120,195 for Money Market Portfolio and $6,010,828 for U.S. Treasury Portfolio.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and have determined that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the Initial Class of each fund other than those made to FMR under its management contract with the fund. To the extent that each plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class of each fund, additional sales of fund shares may result. Furthermore, certain shareholders support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships. Each Plan was approved by Initial Class shareholders on March 24, 1993. Each Plan was approved by shareholders, in connection with a reorganization transaction on September 29, 1993, pursuant to an Agreement and Plan of Conversion.
Each Plan allows FDC to make payments to certain third parties with whom FDC has entered into written Service Contracts and who assist or have assisted in selling Initial Class shares of the fund or who provide shareholder support services (investment professionals), for assistance in selling Initial Class shares of the fund or for providing shareholder support services. Each Plan authorizes FMR to make payments from its management fee, its past profits or any other source available to it, to reimburse FDC for these payments to investment professionals, provided that such payments cannot exceed the amount of the management fee. The maximum amount payable to investment professionals under each Plan, as determined by the Board of Trustees, is currently at the annual rate of 0.38% of the average net asset value of the applicable class for shareholder support or distribution services.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Money Market Portfolio and U.S. Treasury Portfolio are funds of Daily Money Fund, an open-end management investment company
organized as a Delaware business trust on September    29    , 1993. The
funds acquired all of the assets of    Money Market Portfolio and U.S.
Treasury Portfolio, respectively,     on    September 29, 1993    .
Currently, there are six funds of Daily Money Fund: U.S. Treasury Portfolio; Money Market Portfolio; Treasury Only; Capital Reserves: Money
Market Portfolio   ;     Capital Reserves: U.S. Government
Portfolio   ;     and Capital Reserves: Municipal Money Market Portfolio.
The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. Initial Class shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust, a fund or a class may, as set forth in the Trust Instrument, call meetings of the trust, fund, or class for any purpose related to the trust, fund or class, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the trust or the fund; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may invest all of its assets in another investment company.
CUSTODIAN.    The Bank     of New York,    48     Wall Street, New York,
New York 10260, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. Chemical Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR    Coopers & Lybrand L.L.P., 1999 Bryan Street, Dallas, TX 75201,
serves     as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended July 31, 1995 are included in the fund's Annual Report, which is a separate report supplied with this SAI. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. The funds may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
 Leading market positions in well established industries.
 High rates of return on funds employed.
 Conservative capitalization structures with moderate reliance on debt and ample asset protection.
 Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
 Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
A-3 - This designation indicates that the capacity for timely payment is satisfactory. These issues are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
 CAPITAL RESERVES: MONEY MARKET PORTFOLIO, U.S. GOVERNMENT PORTFOLIO,
 AND MUNICIPAL MONEY MARKET PORTFOLIO
 CROSS REFERENCE SHEET
Form N-1A Item Number
Part A     Prospectus Caption
1   Cover Page
2   Expenses
3 a,b  Financial Highlights
 c  *
 d  Financial Highlights
4 a(i)  Charter
  (ii) Investment Principles and Risks; Securities and Investment Practices; Fundamental Investment Policies and Restrictions
 b    Securities and Investment Practices
 c Who May Want To Invest; Investment Principals and Risks; Securities and Investment Practices
5 a,b(i)  Charter
  (ii)  FMR and Its Affiliates; Charter; Breakdown of Expenses
  (iii)  Expenses; Breakdown of Expenses
 c,d  FMR and Its Affiliates
 e  FMR and Its Affiliates; Breakdown of Expenses; Other Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates
5A   *
6 a(i)  Charter
  (ii) How to Buy Shares; How to Sell Shares; Investor Services; Transaction Details; Exchange Restrictions
  (iii)  *
 b  FMR and Its Affiliates
 c  Charter
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Exchange Restrictions
 f,g  Dividends, Capital Gains, and Taxes
7 a  Charter; Cover Page
 b  How to Buy Shares; Transaction Details
 c  *
 d  How to Buy Shares
 e  Transaction Details; Breakdown of Expenses
 f  Breakdown of Expenses; Other Expenses
8   How to Sell Shares; Investor Services; Transaction Details; Exchange
Restrictions
9   *
*Not Applicable

CAPITAL RESERVES:
MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
MUNICIPAL MONEY MARKET PORTFOLIO
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated December 1, 1995. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Client Services at 1-800-843-3001 or your investment professional.
INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD
OR ANY OTHER AGENCY AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
CAPR-pro-1295
   Funds     of Daily Money Fund
Money Market Portfolio and U.S. Government Portfolio each seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments.
Municipal Money Market Portfolio seeks to provide investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality short-term municipal obligations selected on the basis of preservation of capital and liquidity.
PROSPECTUS
DECEMBER 1, 1995(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS

KEY FACTS                   WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly operating expenses.

                            FINANCIAL HIGHLIGHTS A summary of each fund's financial data.

                            PERFORMANCE

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                            BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                TYPES OF ACCOUNTS Different ways to set up your
                            account, including tax-sheltered retirement plans.

                            HOW TO BUY SHARES Opening an account and making additional investments.

                            HOW TO SELL SHARES Taking money out and closing your account.

                            INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS, AND TAXES
ACCOUNT POLICIES

                            TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                            EXCHANGE RESTRICTIONS

   KEY FACTS


WHO MAY WANT TO INVEST
Each fund offers individual and institutional investors a convenient way to invest in professionally managed portfolios of money market instruments. Each fund is designed for those investors who would like to earn current income (tax-free income in the case of Municipal Money Market Portfolio) while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
Each fund is managed to keep its share price stable at $1.00. U.S. Government Portfolio offers an added measure of safety with its focus on U.S. Government securities.
None of the funds constitutes a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion of your savings. Each fund offers free checkwriting to give you easy access to your money.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund.
Maximum sales charge on purchases and   None
reinvested distributions

Maximum deferred sales   None
charge

Redemption fee   None

Exchange fee   None

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR). Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
12b-1 fees are paid by each fund to the distributor for services and expenses in connection with the distribution of each fund's shares. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.
Each fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on historical expenses of each fund and are calculated as a percentage of average net assets of each fund.
      Money            U.S.             Municipal
      Market           Govern           Money
      Portfoli         ment             Market
      o                Portfoli         Portfolio
                       o


Management Fee             0.33                 0.39    %             0.33    %
(after reimbursement)          %

12b-1 fee                  0    .35             0    .35%             0    .35%
(Distribution Fee)      %

Other expenses              0.31                 0.25    %             0.31    %
                               %

Total operating            0.99                 0.99    %             0.99    %
expenses                       %


EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and full redemption at the end of each time period:

                                   1             3             5             10
                                   Year          Years         Years         Years

Money Market Portfolio             $    10       $    32       $    55       $    12
                                                                                1

U.S. Government Portfolio          $    10       $    32       $    55       $    12
                                                                                1

Municipal Money Market Portfolio   $    10       $    32       $    55       $    12
                                                                                1


THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and
extraordinary expenses) are in excess of    0    .99% of its average net
assets. If these agreements were not in effect, the management fees and total operating expenses of each fund would have been the following
amounts, as a percentage of average net assets,    0.50    % and
   1.16    % for Money Market Portfolio,    0.50    % and    1.10    % for
U.S. Government Portfolio, and    0.50    % and    1.16    % for Municipal
Money Market Portfolio.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and each fund's financial statements are included in the funds' Annual Report and have been audited
by    Coopers & Lybrand L.L.P.    , independent accountants. Their reports
on the financial statements and financial highlights are included in the Annual Report. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI, which may be obtained free of charge from National Financial Services Corporation
(NFSC).
   MONEY MARKET PORTFOLIO



    Selected Per-Share Data and Ratios

 Fiscal years ended July 31                                        1995         1994         1993         1992         1991A

 Net asset value, beginning of period                              $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

 Income from Investment Operations                                  .048         .027         .025         .041         .047
  Net interest income

 Less Distributions                                                (.048)       (.027)       (.025)       (.041)       (.047)
  From net interest income

 Net asset value, end of period                                    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

 Total return B                                                     4.86         2.72         2.57         4.13         4.79
                                                                   %            %            %            %            %

 Net assets, end of period (000 omitted)                           $ 975,97     $ 680,14     $ 601,49     $ 354,18     $ 108,991
                                                                   5            9            8            9

 Ratio of expenses to average net assets                            .99          .98          .95          .82          .83
                                                                   %            %            %            %            %C

 Ratio of expenses to average net assets before expense reductions  1.16         1.12         1.14         1.17         1.25
                                                                   %            %            %            %            %C

 Ratio of net interest income to average net assets                4.80         2.70         2.52         3.81         5.71
                                                                   %            %            %            %            %C


 A OCTOBER 23,1990 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1991
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C ANNUALIZED
U.S. GOVERNMENT PORTFOLIO



 Selected Per-Share Data and Ratios

 Fiscal years ended July 31                                         1995         1994         1993         1992         1991A

 Net asset value, beginning of period                               $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

 Income from Investment Operations                                  .045         .025         .024         .041         .046
  Net interest income

 Less Distributions                                                 (.045)       (.025)       (.024)       (.041)       (.046)
  From net interest income

 Net asset value, end of period                                     $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

 Total return B                                                     4.64         2.52         2.40         4.15         4.66
                                                                   %            %            %            %            %

 Net assets, end of period (000 omitted)                           $ 201,96     $ 306,26     $ 264,48     $ 308,54     $ 80,762
                                                                   5            1            3            2

 Ratio of expenses to average net assets                            .99          .98          .95          .65          .70
                                                                   %            %            %            %            %C

 Ratio of expenses to average net assets before expense reductions  1.10         1.03         1.07         1.14         1.27
                                                                    %            %            %            %            %C

 Ratio of net interest income to average net assets                 4.41         2.50         2.39         3.82         5.65
                                                                    %            %            %            %            %C


 A OCTOBER 23,1990 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1991
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C ANNUALIZED
MUNICIPAL MONEY MARKET PORTFOLIO



 Selected Per-Share Data and Ratios

 Fiscal years ended July 31                                       1995         1994          1993          1992         1991A

 Net asset value, beginning of period                             $ 1.000      $ 1.000       $ 1.000       $ 1.000      $ 1.000

 Income from Investment Operations                                .029         .018          .019          .031         .028
  Net interest income

 Less Distributions                                                (.029)       (.018)        (.019)        (.031)       (.028)
  From net interest income

 Net asset value, end of period                                   $ 1.000      $ 1.000       $ 1.000       $ 1.000      $ 1.000

 Total return B                                                   2.94         1.80          1.96          3.14         2.82
                                                                  %            %             %             %            %

 Net assets, end of period (000 omitted)                          $ 123,81     $ 116,497     $ 116,274     $ 68,497     $ 19,578
                                                                  9

 Ratio of expenses to average net assets                          .99          .98           .95           .95          .95
                                                                  %            %             %             %            %C

 Ratio of expenses to average net assets before expense reductions 1.16         1.04          1.23          1.40         2.63
                                                                  %            %             %             %            %C

 Ratio of net interest income to average net assets                2.89         1.78          1.92          2.89         3.97
                                                                  %            %             %             %            %C


   A NOVEMBER 29, 1990 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1991
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C ANNUALIZED
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD. EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance call Fidelity Client Services at 1-800-843-3001.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs. FMR
Texas, Inc.        (FMR Texas), located in Irving, Texas, has primary
responsibility for providing investment management services.
As of    September 30    , 1995, FMR advised funds having approximately
   22     million shareholder accounts with a total value of more than
$   335     billion.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
NFSC distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a. (UMB) is Municipal Money Market Portfolio's transfer agent, although it employs FIIOC to perform these functions for the fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MONEY MARKET PORTFOLIO invests in high quality, short-term U.S.
dollar   -    denominated obligations of domestic and foreign issuers.
Under normal conditions, the fund will invest more than 25% of its total assets in obligations of companies in the financial services industry.
U.S. GOVERNMENT PORTFOLIO invests only in obligations issued or guaranteed as to principal and interest by the U.S. Government, including U.S.
Treasury bills, notes, and bonds   , and     obligations issued by U.S.
Government agencies or instrumentalities that are backed by the full faith
and credit of the United States.    The fund may also engage in repurchase
agreements for these obligations.
MUNICIPAL MONEY MARKET PORTFOLIO invests in high-quality, short-term municipal obligations, whose interest payments are exempt from federal income tax. Under normal conditions, the fund will invest so that at least 80% of its income is exempt from federal income tax. The fund may also invest up to 100% of its total assets in municipal obligations that are subject to the federal alternative minimum tax.
FMR normally invests Municipal Money Market Portfolio's assets according to its investment strategy and does not expect to invest in federally taxable obligations. The fund reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
COMMON POLICIES
When you sell your shares of the funds, they should be worth the same
amount as when you bought them. Of course   ,     there is no guarantee
that the funds will maintain a stable $1.00 share price. The funds follow industry-standard guidelines on the quality and maturity of their investments, which are designed to help maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.
If you are subject to the federal alternative minimum tax, you should note that Municipal Money Market Portfolio may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax. The funds earn income at current money market rates. Each fund stresses
   preservation of capital, liquidity, and     income (tax-free income in
the case of Municipal Money Market Portfolio), and do not seek the higher yields or capital appreciation that more aggressive investments may provide. Each fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the funds nor their yields are guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call Fidelity Client Services at 1-800-843-3001 or your investment professional. MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. Government, corporations, financial institutions, municipalities, local and state governments, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. A security's credit may be enhanced by a bank, insurance company, or other entity. If the structure does not perform as intended, adverse tax or investment consequences may result.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
FOREIGN SECURITIES may involve different risks than domestic securities, including risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal or interest. Issuers of foreign securities include foreign governments, corporations, and banks.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other money market securities, although they may be more volatile.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of a fund's assets.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry, or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: Money Market Portfolio may not invest more than 5% of its total assets in any one issuer, except that the fund may invest up to 25% of its total assets in the highest quality securities of a single issuer for up to three business days.
With respect to 75% of its total assets, Municipal Money Market Portfolio may not purchase a security if, as a result, more than 5% would be invested in the securities of a single issuer. The fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
These limitations do not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: Money Market Portfolio and U.S. Government Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Municipal Money Market Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING. The funds may lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. U.S. Government Portfolio and Municipal Money Market Portfolio do not intend to engage in lending.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments. Under normal conditions, the fund will invest more than 25% of its total assets in obligations of companies in the financial services industry.
U.S. Government Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments.
Municipal Money Market Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of preservation of capital and liquidity. Under normal conditions, the fund will invest so that at least 80% of its income is exempt from federal income tax.
   With respect to 75% of its total assets, Municipal Money Market Portfolio may not purchase a security if, as a result, more than 5% would be invested in the securities of a single issuer.
Money Market Portfolio and U.S. Government Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Municipal Money Market Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's assets are reflected in that fund's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Each fund also pays OTHER EXPENSES, which are explained below.
MANAGEMENT FEE
   The management fee is calculated and paid to FMR every month. Each fund pays the fee at the annual rate of 0.50% of its average net assets.
FMR HAS SUB ADVISORY AGREEMENTS with FMR Texas, which has primary responsibility for providing investment management for each fund, while FMR retains responsibility for providing each fund with other management services. For these services, FMR pays FMR Texas 50% of each fund's management fee (before expense reimbursements but after payments made by FMR pursuant to each fund's Distribution and Service Plan). FMR paid FMR
Texas    0.13%     of Money Market Portfolio's,    0.13%     of U.S.
Government Portfolio's, and    0.12    % of Municipal Money Market
Portfolio's average net assets for the fiscal        year ended    July 31,
    1995.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for Money Market Portfolio and U.S. Government Portfolio. Fidelity Service Co. (FSC) calculates the NAV and dividends for
Money Market Portfolio and U.S. Government Portfolio,    and     maintains
the general accounting records for Money Market Portfolio and U.S. Government Portfolio.
In    the     fiscal y   ear ended     July 31, 1995, Money Market
Portfolio and U.S. Government        Portfolio paid FIIOC fees equal to
   0.24    % and    0.15    %, respectively, of its average net assets; and
Money Market Portfolio and U.S. Government Portfolio paid FSC fees equal to
   0.01    % and    0.02    %, respectively, of    its     average net
assets.
UMB has entered into sub-arrangements pursuant to which FIIOC performs transfer agency, dividend disbursing and shareholder services for Municipal Money Market Portfolio. UMB has entered into sub-arrangements pursuant to which FSC calculates the NAV and dividends for Municipal Money Market Portfolio, and maintains the fund's general accounting records. All of the fees are paid to FIIOC and FSC by UMB, which is reimbursed by Municipal Money Market Portfolio for such payments.
In    the     fiscal    year ended July 31,     1995, fees paid by UMB to
FIIOC on behalf of Municipal Money Market Portfolio amounted to
   0.13    % of its average net assets. In    the     fiscal    year ended
July 31,     1995, fees paid by UMB to FSC on behalf of Municipal Money
Market Portfolio amounted to    0.02    % of its average net assets.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Under the Plan, each fund is authorized to pay NFSC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of shares of each fund, and providing personal service to and/or maintenance of
shareholder accounts. Each fund    pays     NFSC a    monthly
    distribution fee at an annual rate    of 0.35% of its     average net
assets    throughout the month.
NFSC may pay all or a portion of the distribution fee to investment professionals that have selling agreements with the funds (qualified recipients) as compensation for distribution services and ongoing shareholder support services. NFSC may act in the capacity of a qualified recipient, and as such may receive compensation under the Plan.
The Plan        specifically recognizes that FMR may make payments from its
management fee revenue, past profits or other resources to    qualified
recipients for services in connection with sales of fund shares or
shareholder support.     The Board of Trustees has authorized such
payments.    FMR may pay     up to 0.25% of a fund's average net assets
   throughout the month     based upon the level of shareholder support and
distribution services provided.
   NFSC will, at its own expense, provide promotional incentives to qualified recipients who support the sale of fund shares. In some instances, these incentives will be offered only to certain types of qualified recipients, such as those qualified recipients whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
If you are investing through a securities dealer, financial or other
institution (   investment professional    ), contact that    investment
professional     directly. Certain features of a fund may be modified when
it is made available through a program of services offered by    an
investment professional,     and administrative charges (in addition to
payments    the investment professional     may receive pursuant to the
Distribution and Service Plan) may be imposed for the services rendered. The different ways to set up (register) your account with Fidelity are
listed    on the right    .
The account guidelines that follow may not apply to certain funds or to certain retirement accounts. For instance, Municipal Money Market Portfolio is not available for purchase in retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more
information. Otherwise call Fidelity    Client Services     or your
investment professional directly.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT (THE FOLLOWING OPTIONS ARE AVAILABLE ONLY FOR MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO)
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called NAV, is calculated every business day. The funds are managed to keep share prices stable at $1.00.
Shares are purchased at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time for Money Market Portfolio and U.S. Government Portfolio, and 12:00 noon and 4:00 p.m. Eastern time for Municipal Money Market Portfolio.
   It is the responsibility of your investment professional to submit your order to purchase shares for you to receive the next determined NAV. Shareholders of record as of 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time will be entitled to dividends declared that day.
Shares purchased after 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time begin to earn income dividends on the following business day.
Share certificates are not available for the funds.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
 Fidelity Client Services
 Capital Reserves
 FIIOC
 P.O. Box 1182
 Boston, MA 02103-1182
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet)    Place a purchase order and w    ire money into your
account,
(small solid bullet) Open your account by exchanging from another Fidelity fund, or
(small solid bullet) Contact your investment professional.
   BY MAIL. You or your investment professional must send a check payable to the fund in which you plan to invest. When making subsequent investments by check, please write your fund account number on the check. All investments by check should be sent to the above address.
BY    WIRE    . For wiring information and instructions, you should call
the    investment professional     through which you trade or if you trade
directly through Fidelity, call Fidelity    Client Services    . There is
no fee imposed by the funds for wire purchases. However, if you buy shares
through a   n investment professional,     the    investment
professional     may impose a fee for wire pur   chases    .
Fidelity Client Services:
Nationwide 1-800-843-3001
   Your wire must be received by the transfer agent in good order at the applicable fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
You are advised to wire funds as early in the day as possible, and to provide advance notice to Fidelity Client Services for large purchases. MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $1,000
TO ADD TO AN ACCOUNT $250
MINIMUM BALANCE $500
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time for Money Market Portfolio and U.S. Government Portfolio and 12:00 noon and 4:00 p.m. Eastern time for Municipal Money Market Portfolio. TO SELL SHARES IN AN ACCOUNT, you may use any of the methods described on these two pages.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES,    please     leave at
least $500 worth of shares in the account to keep it open.
   It is the responsibility of your investment professional to submit your order to redeem shares for you to receive the next determined NAV.
BY TELEPHONE. Redemption requests may be made by calling    Fidelity Client
Services     at the phone number listed on page .
BY MAIL. Send a letter of instruction with signature guarantee(s) to the address given on page . The letter should specify the name of the fund, the number of shares to be sold, name, account numbers, address, and should
include the additional requirements listed    on the right     that apply
to each particular account.

   TYPE OF REGISTRATION                                 REQUIREMENTS

Individual, Joint Tenants,                           Letter of instruction signed by all person(s)
Sole Proprietorship, Custodial, (Uniform Gifts or    required to sign for the account exactly as it is
Transfers to Minors Act), General Partners           registered, accompanied by signature
                                                     guarantee(s).

Corporations, Associations                           Letter of instruction and a corporate resolution,
                                                     signed by person(s) required to sign for the
                                                     account accompanied by signature guarantee(s).

Trusts                                               A letter of instruction signed by the Trustee(s) with
                                                     signature guarantee(s). (If the Trustee's name is
                                                     not registered on the account, also provide a copy
                                                     of the trust document, certified within the last 60
                                                     days.)


If you do not fall into any of these registration categories (i.e.,
executors, administrators, conservators, or guard   ians) you should call
Fidelity Client Services or your investment professional for further instructions.
BY WIRE. Redemptions may be made by calling    Fidelity     Client
Services:
Nationwide    1-    800-843-3001
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Fidelity Client Services will then notify you that this feature has been activated and that you may request wire redemptions.
You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction, including a signature guarantee, to Fidelity Client Services at the address shown on page .
   You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
There is no fee imposed by the funds for wiring of redemption proceeds.
However, if you    sell     shares through a   n     investment
professional, the investment professional may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to
your bank account of record. If    your     redemption request is received
by    the transfer agent before     2:00 p.m. Eastern time (12:00 noon
Eastern time for redemptions from Municipal Money Market Portfolio),
redemption proceeds will normally be wired on    that     day   . If your
redemption request is received by the transfer agent after 2:00 p.m. Eastern time, redemption proceeds will normally be wired on the following business day.
A fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. The minimum amount for a check is $500. Do not, however, try to close out your account by check.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available Monday through Friday,
8:30 a.m. to    6    :00 p.m. Eastern time. Whenever you call, you can
speak with someone equipped to provide the information or service you need. STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed,
even if you have more than one account in a fund. Call    Fidelity Client
Services at     1-800-843-3001    or contact your investment professional
    if you need additional copies of financial reports or historical account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. Based on prior approval of each fund, dividends relating to shares redeemed during the month can be distributed on the day of redemption. Each fund reserves the right to limit this service. Shareholders may elect to receive dividend distributions in cash.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a    check     for your dividend and
capital gain distributions, if any.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. Dividends will be reinvested at each fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications. If your account is not a tax-deferred retirement account, be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Interest income that Municipal Money Market Portfolio earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from Money Market Portfolio and U.S. Government Portfolio, however, are subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, Money Market Portfolio's and U.S. Government Portfolio's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
However, for shareholders of Municipal Money Market Portfolio, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
During    the     fiscal    year ended July 31,     1995,    27    % of
U.S. Government Portfolio's    and 1% of Money Market Portfolio's
    income distributions w   ere     derived from interest on U.S.
Government securities which is generally exempt from state income tax. Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, the transfer agent will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Municipal Money Market Portfolio may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of Municipal Money Market Portfolio's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, the transfer agent will send you a breakdown of Municipal Money Market Portfolio's income from each state to help you calculate your taxes.
During    the     fiscal    year ended July 31,     1995,    100    % of
Municipal Money Market Portfolio's income dividends was free from federal
income tax. And during    the fiscal year ended July 31, 1995    ,
   79    % of Municipal Money Market Portfolio's income dividends was subject to the federal alternative minimum tax.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS and its NAV is normally calculated each day that both the Federal Reserve Bank of New York (New York Fed) (for Money Market Portfolio and U.S. Government Portfolio) or the Federal Reserve Bank of Kansas City (Kansas City Fed) (for Municipal Money Market Portfolio) and the New York Stock Exchange (NYSE) are open. The following holiday closings
have been scheduled for 1996: New Year's Day,    Martin Luther King's
Birthday,     Washington's Birthday, Good Friday, Memorial Day,
Independence Day, Labor Day,    Columbus Day, Veterans Day,
Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the Kansas City Fed, the New York Fed, or the NYSE may modify its holiday schedule at any time. On any day that the Kansas City Fed, New York Fed, or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the Kansas City Fed, the New York Fed, or the NYSE is closed, each fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Each fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund maintain a stable $1.00 share price.
THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) of each fund are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity and the transfer agent may only be liable for losses resulting from unauthorized transactions if they do not follow reasonable procedures designed to verify the identity of the caller. Fidelity and the transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call the transfer agent for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH THE TRANSFER AGENT BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
TO ALLOW FMR TO MANAGE THE FUNDS MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Fidelity Client Services in advance of large transactions.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) The funds do not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
Shareholders of record as of 2:00 p.m. (12:00    noon     for Municipal
Money Market Portfolio)    Eastern time     will be entitled to dividends
declared that day.
Shares purchased    after 2:00 p.m. (12:00 noon for Municipal Money Market
Portfolio)     Eastern time        begin to earn income dividends on the
following business day.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Shares redeemed before 2:00 p.m. (12:00 noon
    for Municipal Money Market Portfolio)    Eastern time     do not
receive the dividend declared on the day of redemption. Shares redeemed after 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio)
Eastern time do receive the dividend declared on the day of redemption. (small solid bullet) A fund may withhold redemption proceeds until it is reasonably assured that investments credited to your account have been received and collected.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
When the NYSE, the Kansas City Fed, or the New York Fed is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, a fund may suspend redemption or postpone payment dates. In cases of suspension of the right of redemption, the request for redemption may either be withdrawn or payment may be made based on the NAV next determined after the termination of the suspension.
IF YOUR ACCOUNT BALANCE FALLS BELOW $500 due to redemption, the account may be closed and the proceeds may be mailed to your address of record. You will be given 30 days' notice that your account will be closed unless it is increased to the minimum.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging shares of a fund for shares of other Fidelity funds
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a        fund is open
for business by calling Fidelity    Client Services     at the number
listed on page         between 8:30    a.m.     and    4    :00 p.m.
Eastern time (12:00 noon Eastern time for exchanges from Municipal Money Market Portfolio).
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, account number, the number of shares to be redeemed, and the name of the fund to be purchased. Written requests for exchange should be mailed to
Fidelity Client Services at the address on page        .
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, shares will be redeemed at the next determined NAV after your order is received and accepted by the transfer agent. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) You will earn dividends in the acquired fund in accordance with the fund's customary policy, normally on the day the exchange request is received.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you have already paid in connection with the shares you are exchanging.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Currently, there is no limit on the number of exchanges out of a fund, nor are there any administrative or redemption fees applicable to exchanges out of a fund.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or NFSC. This Prospectus and the related SAI do not constitute an offer by the fund or by NFSC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.
 CAPITAL RESERVES: MONEY MARKET PORTFOLIO, U.S. GOVERNMENT PORTFOLIO,
 AND MUNICIPAL MONEY MARKET PORTFOLIO
 CROSS REFERENCE SHEET
Form N-1A Item Number
Part B     Statement of Additional Information
10 a,b  Cover Page
11   Table of Contents
12   *
13 a,b,c  Investment Policies and Limitations
 d  *
14 a,b,c  Trustees and Officers
15 a,b,c  FMR; Trustees and Officers
16 a(i)  FMR
  (ii)  Trustees and Officers
  (iii),b  Management Contracts
 c  *
 d  Management Contracts
 e  *
 f  Distribution and Service Plans
 g  *
 h  Description of the Trust
 i  Contracts with FMR Affiliates
17 a  Portfolio Transactions
 b  *
 c,d  Portfolio Transactions
18 a  Description of the Trust
 b  *
19 a  Additional Purchase, Exchange, and Redemption Information
 b  Valuation
 c  *
20   Distributions and Taxes
21 a(i)(ii)  Distribution and Service Plans; Contracts with FMR Affiliates
  (iii),b,c  *
22   Performance
23   Financial Statements
_______________
*Not Applicable

CAPITAL RESERVES:
MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
MUNICIPAL MONEY MARKET PORTFOLIO
FUNDS OF DAILY MONEY FUND
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 1995
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated December 1, 1995). Please retain this document for future reference. The funds' financial statements and financial highlights, included in the Annual Report, for the fiscal year ended July 31, 1995, are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Client Services at 1-800-843-3001.
TABLE OF CONTENTS                                          PAGE

Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts With FMR Affiliates

Distribution and Service Plans

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
SUB-ADVISER
FMR Texas Inc. (FMR Texas)
DISTRIBUTOR
National Financial Services Corporation (NFSC)
TRANSFER AGENT FOR MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO Fidelity Investments Institutional Operations Company (FIIOC)
TRANSFER AGENT FOR MUNICIPAL MONEY MARKET PORTFOLIO
UMB Bank, n.a. (UMB)
CAPR-ptb-1295
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.
A fund's fundamental investment policies and limitations may not be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental, and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or repurchase agreements).
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(viii) The fund does not currently intend to purchase or retain securities issued by other open-end investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
   For purposes of limitation (vii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
INVESTMENT LIMITATIONS OF U.S. GOVERNMENT PORTFOLIO
 THE FOLLOWING ARE U.S. GOVERNMENT PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(vi) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(vii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(viii) The fund does not currently intend to purchase or retain securities issued by other open-end investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.
(ix) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
(x) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
   For purposes of limitation (vi), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
INVESTMENT LIMITATIONS OF MUNICIPAL MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MUNICIPAL MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(vii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(viii) The fund does not currently intend to purchase or retain securities issued by other open-end investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.
(ix) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
(x) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
   For purposes of limitation (vi), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
U.S. Government Portfolio, invests only in obligations issued or guaranteed as to principal and interest by the U.S. Government, including U.S. Treasury bills, notes and bonds, and obligations issued by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the United States. The fund may also engage in repurchase agreements for these oblibations. These operating policies may be changed upon 90 days' notice to shareholders.
As an operating policy, subject to change only upon approval by the Board of Trustees and 60 days' prior notice to shareholders, each of Money Market Portfolio, U.S. Government Portfolio and Municipal Money Market Portfolio currently do not intend to purchase futures contracts or options on futures contracts.
For the funds' policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit support.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
DOMESTIC AND FOREIGN ISSUERS. Investments may be made U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. A fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of fund securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting auditing, and financial reporting requirements comparable to those applicable to U.S. issuers. FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, Municipal Money Market Portfolio does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, Municipal Money Market Portfolio may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. Should Municipal Money Market Portfolio invest in federally taxable obligations, it would purchase securities that, in FMR's judgment, are of high quality. These obligations would include those issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements backed by such obligations.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of Municipal Money Market Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of Municipal Money Market Portfolio's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, FMR may determine some restricted securities, municipal lease obligations, and time deposits to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Municipal Money Market Portfolio will participate in the interfund borrowing program only as a borrower. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Money Market Portfolio and U.S. Government Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. U.S. Government Portfolio does not currently intend to participate in the program as a lender.
   MUNICIPAL     MARKET DISRUPTION RISK. The value of municipal securities
may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for the fund to maintain a stable net asset value per share.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
PUT FEATURES entitle the holder to sell a security back to the issuer or third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1 or SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2 or SP-2). Split rated securities may be determined to be either first tier or second tier based on applicable regulations.
Each of Money Market Portfolio and U.S. Government Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, each of Money Market Portfolio and U.S. Government Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
A fund currently intends to limit investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a fund may look to an interest rate reset or demand feature.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, each fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share of a fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by government agencies may also be stripped in this fashion.
Privately stripped government securities are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by government agencies may also be stripped in this fashion.
Because of the SEC's views on privately stripped government securities, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. A fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security) or, if unrated, have been judged to be of equivalent quality by FMR pursuant to procedures adopted by the Board of Trustees.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
   ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by FMR pursuant to authority contained in the fund's management contract. FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the funds are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For fiscal 1995, 1994, and 1993, the funds paid no brokerage commissions.
During fiscal 1995, the funds paid no    commissions     to brokerage firms
that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company (FSC) normally determines Money Market Portfolio's and U.S. Government Portfolio's net asset value per share (NAV) at 2:00 p.m. and 4:00 p.m. Eastern time, and Municipal Money Market Portfolio's NAV at 12:00 noon and 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing each fund's NAV.
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.
During periods of declining interest rates, a fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing each fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. Each fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
 The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize each fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's yield and total return fluctuate in response to market conditions and other factors.
YIELD CALCULATIONS. To compute a fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the funds may quote yields in advertising based on any historical seven-day period. Yields for the funds are calculated on the same basis as other money market funds, as required by applicable regulations.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
Municipal Money Market Portfolio's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing the fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table shows the effect of a shareholder's tax status on
effective yield under federal income tax laws for 199   5    . It shows the
approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical
tax-exempt obligations yielding from    2.00    % to    8.00    %. Of
course, no assurance can be given that the fund will achieve any specific tax-exempt yield. While the fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.

1995 TAX RATES AND TAX-EQUIVALENT YIELDS



Taxable   Federal
Income*   Income                      If individual tax-exempt yield is:
          Tax



            Bracket   **       2.00%   3.00%   4.00%   5.00%   6.00%   7.00%   8.00%



Single return   Joint return         Then taxable equivalent yield is



$23,351 - $56,5   5    0    $3   9    ,001 - $94,250   28.0%   2.78%   4.17%   5.56%   6.94%   8.33%   9.72%    11.11%

$56,5   5    1 - $117,950   $94,251 - $143,600         31.0%   2.90%   4.35%   5.80%   7.25%   8.70%   10.14    11.59%
                                                                                                       %

$117,951 -                  $143,601 - 256,500         36.0%   3.13%   4.69%   6.25%   7.81%   9.38%   10.94    12.50
$256,500                                                                                               %        %

$256,501                    $256,501                   39.6%   3.31%   4.97%   6.62%   8.28%   9.93%   11.59%   13.25
                                                                                                                %


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Municipal Money Market Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
HISTORICAL FUND RESULTS. The following table shows each fund's 7-day yields, tax-equivalent yields, and total returns for the period ended July 31, 1995.
The tax-equivalent yield is based on a    36    % federal income tax rate.
Note that Municipal Money Market Portfolio may invest in securities whose income is subject to the federal alternative minimum tax.

                  Average Annual Total Returns               Cumulative Total Returns





         Seven-Day       Tax-            One             Five         Life of         One             Five         Life of
         Yield           Equivalent      Year            Years        Fund*           Year            Years        Fund*
                         Yield



Money
Market       5.08%          N/A              4.86%          N/A           3.99%           4.86%          N/A           20.55%
Portfolio

U.S.
Government     4.87%        N/A              4.64%          N/A           3.85%           4.64%          N/A           19.74%
Portfolio

Municipal
Money        3.01%           4.70%           2.94%          N/A           2.71%           2.94%          N/A           13.31%
Market Portfolio


* From commencement of operations: Money Market Portfolio - 10/23/90; U.S. Government Portfolio - 10/23/90; and Municipal Money Market Portfolio - 11/29/90.
Note: If FMR had not reimbursed certain fund expenses during these periods, Money Market Portfolio's, U.S. Government Portfolio's, and Municipal Money
Market Portfolio's yield would have been    4.91%, 4.76%, and 2.84%    ,
respectively, and total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's Composite Index of 500 Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since each fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, do not include the effect of paying brokerage commissions or other costs of investing. MONEY MARKET PORTFOLIO
HISTORICAL FUND RESULTS
During the period from October 23, 1990 (commencement of operations) to July 31, 1995, a hypothetical $10,000 investment in Money Market Portfolio
would have grown to    $12,055    , assuming all distributions were
reinvested. This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
MONEY MARKET PORTFOLIO                           INDICES




Year           Value of   Value of         Value of        Total             S&P 500           DJIA              Cost of
   Ended       Initial    Reinvested       Reinvested      Value                                                 Living**
   July 31     $10,000    Dividend         Capital Gain
               Investment Distributions    Distributions







1991*          $    10,000   $ 479         $    0          $    10,479       $    12,650       $    12,358       $    10,202

1992           $    10,000   $ 912         $    0          $    10,912       $    14,269       $    14,284       $    10,524

1993           $    10,000   $ 1,192       $    0          $    11,192       $    15,517       $    15,345       $    10,816

1994           $    10,000   $ 1,496       $    0          $    11,496       $    16,317       $    16,772       $    11,116

1995           $    10,000   $ 2,055       $    0          $    12,055       $    20,577       $    21,530       $    11,423


* From October 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on    October
23, 1990,     the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time
they were reinvested), amounted to    $12,055    . If distributions had not
been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments (dividends) for the period would
have amounted to    $1,873.     The fund did not distribute any capital
gains during the period. Tax consequences of different investments have not been factored into the above figures.
U.S. GOVERNMENT PORTFOLIO
HISTORICAL FUND RESULTS
During the period from October 23, 1990 (commencement of operations) to July 31, 1995, a hypothetical $10,000 investment in U.S. Government
Portfolio would have grown to    $11,974,     assuming all distributions
were reinvested. This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
U.S. GOVERNMENT PORTFOLIO                           INDICES


Year      Value of         Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended     Initial          Reinvested       Reinvested      Value                                                 Living**
July 31   $10,000          Dividend         Capital Gain
          Investment       Distributions    Distributions







1991*     $    10,000      $    466         $    0          $    10,466       $    12,650       $    12,358       $    10,202

1992      $    10,000      $    900         $    0          $    10,900       $    14,269       $    14,284       $    10,524

1993      $    10,000      $    1,162       $    0          $    11,162       $    15,517       $    15,345       $    10,816

1994      $    10,000      $    1,443       $    0          $    11,443       $    16,317       $    16,772       $    11,116

1995      $    10,000      $    1,974       $    0          $    11,974       $    20,577       $    21,530       $    11,423


* From October 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on    October
23    , 19   90    , the net amount invested in fund shares was $10,000.
The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at
the time they were reinvested), amounted to $   11,974    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments
(dividends) for the period would have amounted to $   1,805.     The fund
did not distribute any capital gains during the period. Tax consequences of different investments have not been factored into the above figures. MUNICIPAL MONEY MARKET PORTFOLIO
HISTORICAL FUND RESULTS
During the period from November 29, 1990 (commencement of operations) to July 31, 1995, a hypothetical $10,000 investment in Municipal Money Market
Portfolio would have grown to $   11,331    , assuming all distributions
were reinvested. This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
MUNICIPAL MONEY MARKET PORTFOLIO                           INDICES




Year           Value of    Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended          Initial     Reinvested       Reinvested      Value                                                 Living**
   July 31     $10,000     Dividend         Capital Gain
               Investment  Distributions    Distributions







1991*          $    10,000 $ 282         $    0          $    10,282       $    12,463       $    12,216       $    10,179

1992           $    10,000 $ 605         $    0          $    10,605       $    14,058       $    14,120       $    10,501

1993           $    10,000 $ 813         $    0          $    10,813       $    15,288       $    15,168       $    10,792

1994           $    10,000 $ 1,007       $    0          $    11,007       $    16,076       $    16,580       $    11,091

1995           $    10,000 $ 1,331       $    0          $    11,331       $    20,273       $    21,283       $    11,398


* From November 29, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on
   November 29    , 19   90    , the net amount invested in fund shares was
$10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash
value at the time they were reinvested), amounted to $   11,331    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments
(dividends) for the period would have amounted to $   1,251    . The fund
did not distribute any capital gains during the period. Tax consequences of different investments have not been factored into the above figures. PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI, and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/ All Taxable, which is reported in the MONEY FUND REPORT(registered trademark),
covers over    749     taxable money market funds and the IBC/Donoghue's
MONEY FUND AVERAGES(trademark)/ All Tax-Free, which is reported in the
MONEY FUND REPORT(registered trademark), covers over    391     tax-free
money market funds
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    September 30    , 199   5    , FMR advised over $   26.5
billion in tax-free fund assets,    over     $   77     billion in money
market fund assets,    over     $   226     billion in equity fund assets,
   over     $   55     billion in international fund assets, and    over
    $   22     billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) a fund suspends the redemption of shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation.
To the extent that Municipal Money Market Portfolio's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income.
Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Municipal Money Market Portfolio purchases securities that are free of federal income tax based on opinions of counsel regarding the tax
status   .     These opinions will generally be based on covenants by the issuers or other parties regarding continuing compliance with federal tax requirements. If at any time the covenants are not complied with, distribution to shareholders of interest on a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, opinions of counsel may also be based on the effect of the structure on the federal tax treatment of the income.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax
(AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Municipal Money Market Portfolio's policy on investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for the purposes of Municipal Money Market Portfolio's policy of investing so that at least 80% of its income is free from federal income tax. Municipal Money Market Portfolio may distribute any net realized short-term capital gains and taxable market discounts once a year or more often, as necessary, to maintain its net asset value at $1.00 per share. Corporate investors should note that a tax preference item for the purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
CAPITAL GAIN DISTRIBUTIONS. Each fund may distribute any net realized short-term capital gains once a year or more often as necessary, to
maintain its net asset value at $1.00 per share.    Money Market Portfolio
and U.S. Government Portfolio     do not anticipate earning long-term
capital gains on securities held by the funds.    Municipal Money Market
Portfolio does not anticipate distributing long-term capital gains.
As of the fiscal year ended July 31, 1995, Money Market Portfolio had a
capital loss carryforward aggregating approximately $   131,000, all     of
which        will expire on July 31,    2002.
As of the fiscal year ended July 31, 1995, U.S. Government had a capital
loss carryforward aggregating approximately $   56,000    . This loss
carryforward, of which    $6,000, $35,000, and $15,000     will expire on
July 31,    2001    , 2002, and 2003, respectively, is available to offset
future capital gains.
   As of the fiscal year ended July 31, 1995, Municipal Money Market had a capital loss carryforward aggregating approximately $10,000. This loss carryforward, of which $3,000, $2,000 and $5,000 will expire on July 31, 2000, 2001, 2002, respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in the fund's portfolio. Because the income earned on most U.S. Government securities in which a fund invests is exempt from state and local income taxes, the portion of your dividends from the fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of Money Market Portfolio's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.
Each fund is treated as a separate entity from the other funds of Daily Money Fund for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Daily Money Fund prior to the funds' conversion from series of a Massachusetts business trust served in identical capacities. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (63), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Vice Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (52), Trustee (1990) is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of Corporate Property Investors, the EPS Foundation at Trinity College, the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING, JR. (56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
LELAND BARRON (36), Vice President of U.S. Government Portfolio (1994) and other funds advised by FMR, is an employee of FMR Texas Inc.
ROBERT LITTERST (36), Vice President of Money Market Portfolio (1992), is an employee of FMR Texas Inc.
DEBORAH F. WATSON (36), Vice President of Municipal Money Market Portfolio
(1995), and other funds advised by FMR, is an employee of FMR Texas Inc. ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHER (50), Assistant Vice President (1990), is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc. (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance of Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and
Vice President, Assistant    Controller    , and Director of the Accounting
Department - First Boston Corp. 1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended July 31, 1995.
COMPENSATION TABLE
      Aggregate Compensation




          J. Gary    Ralph F. Phyllis Richard   Edward C.    E.      Donald   Peter S. Gerald C. Edward Marvin L.    Thomas
          Burkhead** Cox      Burke   J. Flynn  Johnson 3d** Bradley J. Kirk  Lynch**  McDonough H.     Mann         R.
                              Davis                          Jones                               Malone              Williams

Money     $    0     $    340 $ 324   $ 418     $    0       $    336 $ 340   $ 0      $    336  $ 336  $ 336       $    331
Market
Portfolio

U.S.      $    0     $    131 $ 124   $ 162     $    0       $    130 $ 131   $ 0      $    129  $ 130  $ 129       $    129
Government
Portfolio

Municipal $    0     $    56  $ 53    $ 69      $    0       $    55  $ 56    $ 0      $    55   $ 55   $ 55        $    55
Money
Market
Portfolio

Trustees                 Pension or           Estimated Annual    Total
                         Retirement           Benefits Upon       Compensation
                         Benefits Accrued     Retirement from     from the Fund
                         as Part of Fund      the Fund            Complex*
                         Expenses from the    Complex*
                         Fund Complex*

J. Gary Burkhead**       $ 0                  $ 0                 $ 0

Ralph F. Cox              5,200                52,000              125,000

Phyllis Burke Davis       5,200                52,000              122,000

Richard J. Flynn          0                    52,000              154,500

Edward C. Johnson 3d**    0                    0                   0

E. Bradley Jones          5,200                49,400              123,500

Donald J. Kirk            5,200                52,000              125,000

Peter S. Lynch**          0                    0                   0

Gerald C. McDonough       5,200                52,000              125,000

Edward H. Malone          5,200                44,200              128,000

Marvin L. Mann            5,200                52,000              125,000

Thomas R. Williams        5,200                52,000              126,500

* Information is as    of     December 31, 1994 for 206 funds in the
complex.
** Interested trustees of the fund are compensated by FMR.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On    November     3, 1995, the Trustees and officers of each fund owned,
in the aggregate, less than    1    % of each fund's total outstanding
shares.
   As of November 3, 1995, the following owned of record or beneficially 5% or more of outstanding shares of the funds:
MONEY MARKET PORTFOLIO: Muriel Siebert & Co., Inc., New York, NY - 15%; Securities America Inc., Omaha, NE - 8%.
U.S. GOVERNMENT MONEY MARKET PORTFOLIO: Saperston Financial Group, Buffalo, NY - 22%; Muriel Siebert & Co., Inc., New York, NY - 8%; FirsTier Bank, Omaha, NE - 8%; Securities America Inc., Omaha, NE - 7%; Liberty Bank & Trust of Tulsa, Tulsa, OK - 7%.
MUNICIPAL MONEY MARKET PORTFOLIO: Muriel Siebert & Co., Inc., New York, NY
- 12%; Securities America Inc., Omaha, NE - 11%; Meridian Capital Markets Inc., Reading, PA - 8%; FirsTierBank, Omaha, NE 7%; Walnut Street Securities Inc., Clayton, MO - 6%.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are an "interested persons" of each fund or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fees payable to FMR and the fees payable to UMB, FIIOC, and FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with UMB or FIIOC, as applicable, pursuant to which UMB or FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated September 30, 1993, which were approved by shareholders on March 24, 1993.
For the services of FMR under each contract, each fund pays FMR a monthly
management fee at the annual rate of    0    .50% of average net assets
throughout the month. Fees received by FMR for the last three fiscal years are shown in the table below.

Fund                                   Fiscal Year Ended   Management Fees Paid to       Management Fees Paid to
                                                           FMR                           FMR
                                                                                         after reimbursement

Money Market Portfolio              1995                    $    3,817,786                $ 2,557,392

                                    1994                    $ 3,322,784                   $ 2,441,872

                                    1993                    $ 2,216,684                   $ 1,372,291

U.S. Government Portfolio           1995                    $    1,295,663                $ 1,014,365

                                    1994                    $ 1,571,910                   $ 1,419,388

                                    1993                    $ 1,347,482                   $ 1,017,806

Municipal Money Market Portfolio    1995                    $    597,379                  $ 396,087

                                    1994                    $ 662,897                     $ 594,337

                                    1993                    $ 458,762                     $ 206,489


FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage
commissions,    and     extraordinary expense   s    ). FMR retains the
ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
During the fiscal periods reported, FMR voluntarily agreed, subject to revision or termination, to reimburse the funds to the extent that the fund's aggregate operating expenses were in excess of an annual rate of its average net assets. The table below identifies the funds in reimbursement; the level at which reimbursement began; and the dollar amount reimbursed for each period.
Fund   Level at Which        Dollar Amount Reimbursed
       Reimbursement Began


                            1995            1994            1993*        1995                 1994               1993

Money Market Portfolio       0.99%           0.99%           0.99%          $ 1,260,394          $ 880,912          $ 844,393

U.S. Government Portfolio    0.99%           0.99%           0.99%           281,298              152,522            329,676

Municipal Money Market       0.99%           0.99%           0.99%           201,292              68,560             252,273
Portfolio


   * For August and September the level at which reimbursement began was
0.95%.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investment in foreign securities. SUB-ADVISER. FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each fund.
Under each sub-advisory agreement, dated September 30, 1993, which was approved by shareholders on March 24, 1993, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with each fund, after payments by FMR pursuant to each fund's 12b-1 plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. The following table shows fees FMR paid to FMR Texas on behalf of each fund.
                                   1995               1994        1993

Money Market Portfolio             $    961,077       $ 883,835   $ 690,829

U.S. Government Portfolio          $    344,347       $ 358,950   $ 435,543

Municipal Money Market Portfolio   $    146,653       $ 187,077   $ 149,002

CONTRACTS WITH FMR AFFILIATES
FIIOC is transfer, dividend disbursing, and shareholder servicing agent for Money Market Portfolio and U.S. Government Portfolio. UMB is the transfer agent and shareholder servicing agent for Municipal Money Market Portfolio. UMB has entered into a sub-arrangement with FIIOC pursuant to which FIIOC performs transfer, dividend disbursing, and shareholder services for
Municipal Money Market Portfolio. FIIOC receives an annual    and an
asset-based fee based on account size.    With respect to certain
retirement accounts, FIIOC receives asset-based fees only. With respect to certain other retirement accounts, FIIOC receives annual account fees and asset-based fees based on fund types.
For accounts that FIIOC maintains on behalf of UMB, FIIOC receives all such fees.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Also, FIIOC pays out-of-pocket expenses associated with transfer agent services. FSC calculates NAV and dividends for Money Market Portfolio and U.S.
Government Portfolio,    and     maintain the   ir     accounting
records   .     UMB has sub-arrangements with FSC pursuant to which FSC
performs the calculations necessary to determine NAV and dividends for Municipal Money Market Portfolio, and maintains Municipal Money Market Portfolio's accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically .0175% for the first $500 million of average net assets and
 .0075% for average net assets in excess of $500 million. The fee is limited to a minimum of $20,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC for fiscal 1995, 1994, and 1993 are shown in the table below.
Pricing and Bookkeeping Fees

                                   1995               1994              1993

Money Market Portfolio             $    107,425       $    99,866       $    76,919

U.S. Government Portfolio          $    45,446        $    55,216       $    47,337

Municipal Money Market Portfolio   $    27,568        $    29,177       $    26,418


The transfer agent fees and charges    described above     for Municipal
Money Market Portfolio, and    the     pricing and bookkeeping fees
described    above     for Municipal Money Market Portfolio are paid to
FIIOC and FSC, respectively, by UMB, which is entitled to reimbursement from Municipal Money Market Portfolio for these expenses.
Each fund has a distribution agreement with NFSC, a Massachusetts corporation organized on June 3, 1981. NFSC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for NFSC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by NFSC.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the funds (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
Pursuant to the Plan,    each fund pays     NFSC a distribution fee at an
annual rate of    0.35%     of    its     average net assets determined as
of the close of business on each day throughout the month.
For the fiscal years ended July 31, 1995, 1994, and 1993, Money Market
Portfolio paid distribution fees of $   2,672,415    , $   2,325,949    ,
and $   1,551,678    , respectively.
For the fiscal years ended July 31, 1995, 1994, and 1993, U.S. Government
Portfolio paid distribution fees of $   906,961    , $   1,100,338    , and
$   943,237    , respectively.
For the fiscal years ended July 31, 1995, 1994, and 1993, Municipal Money
Market Portfolio paid distribution fees of $   418,166    ,
$   463,096    , and $   321,113    , respectively.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan specifically recognizes that FMR may use its management fee revenue, past profits, or
other resources    from any other source to make payments to investment
professionals that have selling agreements with the funds (qualified recipients) as compensation for distribution and ongoing shareholder support services.
NFSC may act in the capacity of a qualified recipient, and as such may receive compensation under the Plan. Qualified recipients, at their discretion, may retain any portion of the compensation they receive under the Plan.
Under the Plan, payments made by FMR on behalf of Money Market Portfolio to NFSC during the fiscal year ended July 31, 1995, 1994, and 1993 amounted to
$   1,895,583    , $   1,555,114    , and $   835,027    , respectively.
Under the Plan, payments made by FMR on behalf of U.S. Government Portfolio to NFSC during the fiscal year ended July 31, 1995, 1994, and 1993 amounted
to $   607,170    , $   854,010    , and $   476,396    , respectively.
Under the Plan, payments made by FMR on behalf of Municipal Money Market Portfolio to NFSC during the fiscal year ended July 31, 1995, 1994, and
1993 amounted to $   304,074    , $   288,744    , and $   160,759    ,
respectively.
   Out of fees paid by the Portfolios and FMR for the fiscal years ended July 31, 1995, 1994 and 1993, NFSC retained the following amounts:

                                             1995               1994                 1993

   Money Market Portfolio                    $ 824,898          $ 1,471,097          $ 1,101,112

   U.S. Government Portfolio                  112,207            974,958              954,940

   Municipal Money Market Portfolio           146,983            250,578              230,331


Prior to approving the Plan, the Trustees carefully considered all
pertinent factors relating to the implementation of    the     Plan, and
have determined that there is a reasonable likelihood that the Plan will
benefit the fund and its shareholders. To the extent that    the     Plan
gives FMR and NFSC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan does not provide for specific payments by the funds of any expenses of NFSC, or obligate NFSC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by NFSC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as NFSC may elect.
The Plan was approved by each fund's shareholders, in connection with a reorganization transaction on September 29, 1993, pursuant to an Agreement and Plan of Conversion.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, NFSC believes that the Glass-Steagall Act should not prohibit a bank from performing shareholder support services, or servicing and recordkeeping functions. NFSC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulation pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Capital Reserves: Money Market Portfolio, Capital
Reserves: U.S. Government Portfolio, and Capital Reserves: Municipal Money Market Portfolio are funds of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993. The funds acquired all of the assets of Money Market Portfolio, U.S. Government Portfolio, and Municipal Money Market Portfolio, respectively, of Daily Money Fund on September 29, 1993.Currently, there are six funds of Daily Money Fund: Capital Reserves: Money Market Portfolio, Capital
Reserves: U.S. Government Portfolio, Capital Reserves: Municipal Money Market Portfolio, Money Market Portfolio, U.S. Treasury Portfolio, and Treasury Only. The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to    a     fund,
the right of the trust or fund to use the identifying names "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the trust or the fund; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may invest all of its assets in another investment company.
CUSTODIAN.    The Bank of New York, 48 Wall Street, New York, New York    ,
is custodian of the assets of Money Market Portfolio and U.S. Government Portfolio. UMB, 1010 Grand Avenue, Kansas City, Missouri 64106 is custodian of the assets of Municipal Money Market Portfolio. The custodian is responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. Chemical Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P, 1999 Bryan Street, Dallas, TX
75201,     serves as the funds' independent accountant. The auditor
examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended July 31, 1995 are included in the funds' Annual Report, which is a separate report supplied with this SAI. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well established industries.
High rates of return on funds employed.
Conservative capitalization structures with moderate reliance on debt and ample asset protection.
Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
A-3 - This designation indicates that the capacity for timely payment is satisfactory. These issues are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
PART C - OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
    (a) 1.        Financial Statements and Financial Highlights included in
the Annual Report for Daily Money Fund on behalf of Capital Reserves: Money Market Portfolio, Capital Reserves: U.S. Government Portfolio, Capital
Reserves: Municipal Money Market Portfolio, Money Market Portfolio: Initial Class, U.S. Treasury Portfolio: Initial Class, U.S. Treasury Portfolio:
Class B for the fiscal year ended July 31, 1995 are included in the fund's Prospectus, are incorporated by reference into the fund's Statement of Additional Information, and were filed on September 28, 1995 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
     (b) Exhibits:
 1. (a) Trust Instrument dated June 20, 1991 was electronically filed and is incorporated herein by reference to Exhibit 1(a) to Post Effective Amendment No. 22.
 (b) Certificate of Trust of Daily Money Fund II, dated June 20, 1991 was electronically filed and is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 .
 (c) Certificate of Amendment of Daily Money Fund II to Daily Money Fund, dated July 14, 1991 was electronically filed and is incorporated herein by reference as Exhibit 1(c) to Post Effective Amendment No. 30.
 2. (a) By-Laws of the Trust effective May 19, 1994 were electronically filed and are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust II's Post-Effective Amendment No. 10.
 3.  Not applicable.
 4.  Not applicable.
 5. (a) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Income Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 25.
 (b) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Money Market Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as
Exhibit 5(b) to Post-Effective Amendment No. 25.
 (c) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as
Exhibit 5(c) to Post-Effective Amendment No. 25.
 (d) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Municipal Money Market Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(d) to Post-Effective Amendment No. 25.
 (e) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Money Market Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(e) to Post-Effective Amendment No. 25.
 (f) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: U.S. Government Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(f) to Post-Effective Amendment No. 25.
 (g) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Money Market Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(g) to Post-Effective Amendment No. 25.
 (h) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of U.S. Treasury Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(h) to Post-Effective Amendment No. 25.
 (i) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Capital Reserves:
Money Market Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(i) to Post-Effective Amendment No. 25.
 (j) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Capital Reserves:
U.S. Government Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(j) to Post-Effective Amendment No. 25.
 (k) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Capital Reserves:
Municipal Money Market Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(k) to Post-Effective Amendment No. 25.
 (l) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of U.S. Treasury Income Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(l) to Post-Effective Amendment No. 25.
 6. (a) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Money Market Portfolio, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 25.
 (b) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Portfolio, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(b) to Post-Effective Amendment No. 25.
 (c) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Income Portfolio, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(c) to Post-Effective Amendment No. 25.
 (d) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: U.S. Government Portfolio, and National Financial Services Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(d) to Post-Effective Amendment No. 25.
 (e) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Municipal Money Market Portfolio, and National Financial Services Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(e) to Post-Effective Amendment No. 25.
 (f) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Money Market Portfolio, and National Financial Services Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(f) to Post-Effective Amendment No. 25.
 (g) Service Contract between Fidelity Distributors Corporation and "Qualified Receipients" with respect to shares of U.S. Treasury Portfolio and Money Market Portfolio is electronically filed herein as Exhibit 6(g).
 (h) Service Contract (Administrative and Recordkeeping Services Only) between Fidelity Distributors Corporation and " Qualified Receipients" with repect to shares of U.S. Treasury Portfolio and Money Market Portfolio is electronically filed herein as Exhibit 6(h).
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners was electronically filed and is incorporated herein by reference to Exhibit 7 to Union Street Trust's Post-Effective Amendment No. 87.
 8 (a) Custodian Agreement and Appendix C, dated December 1, 1994 between the Bank of New York and Fidelity Daily Money Fund on behalf of Fidelity U.S. Treasury Income Portfolio; Money Market Portfolio; U.S. Treasury Portfolio; and, Capital Reserves: U.S. Government Portfolio and Money Market Portfolio was electronically filed and is incorporated herein by reference to Exhibit 8(a) to Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
 (b) Appendix A, dated September 14, 1995, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Daily Money Fund on behalf of Fidelity U.S. Treasury Income Portfolio; Money Market Portfolio; U.S. Treasury Portfolio; and, Capital Reserves: U.S. Government Portfolio and Money Market Portfolio was electronically filed and is incorporated herein by reference to Exhibit 8(d) to Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
 (c) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Daily Money Fund on behalf of Fidelity U.S. Treasury Income Portfolio; Money Market Portfolio; U.S. Treasury Portfolio; and, Capital Reserves: U.S. Government Portfolio and Money Market Portfolio was electronically filed and is incorporated herein by reference to Exhibit 8(e) to Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
 (d) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Fidelity Daily Money Fund on behalf of Capital Reserves: Municipal Money Market Portfolio was electronically filed and is incorporated herein by reference to Exhibit 8 to Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
 9.  Not applicable.
 10.  None.
 11.  Consent of Coopers & Lybrand L.L.P. is electronically filed herein as
Exhibit 11.
 12.  None.
 13.  None.
 14. (a ) Retirement Plan for Fidelity Individual Retirement Accounts, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(a) to Union Street Trust's Post-Effective Amendment No. 87

 (b) Retirement Plan for Portfolio Advisory Services Individual Retirement Account, as currently in effect, was electronically filed and is incorporated herein by reference as Exhibit 14(i) to Union Street Trust's Post-Effective Amendment No. 87.
 (c) Retirement Plan for NFSC Individual Retirement Account, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(h) to Union Street Trust's Post-Effective Amendment No. 87.
 (d) NFSC Defined Contribution Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(k) to Union Street's Trust Post-Effective Amendment No. 87.
 (e) Fidelity Institutional Individual Retirement Account Custodian Agreement and Disclosure Statement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(d) to Union Street Trust's Post-Effective Amendment No. 87.
 (f) Fidelity 403(b)(7) Individual Custodial Agreement, as currently in effect, was electronically filed and is incorporated herein by reference to
Exhibit 14(j) to Union Street Trust's Post-Effective Amendment No. 87.
 (g) Fidelity 403(b) Custodial Agreement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(e) to Union Street Trust's Post-Effective Amendment No. 87.
 (h) The CORPORATE plan for Retirement Profit Sharing/401k Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(l) to Union Street Trust's Post-Effective Amendment No. 87.
 (i) The CORPORATE plan for Retirement Money Purchase Pension Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(m) to Union Street Trust's Post-Effective Amendment No. 87.
 (j) Fidelity Advisor Funds Individual Retirement Account Custodial Agreement Disclosure Statement in effect as of January 1, 1994 was filed electronically and is incorporated herein by reference to Exhibit 14(b) to Advisor Series I Post-Effective Amendment No. 22.
 (k) Plymouth Defined Contribution Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(o) to Commonwealth Trust's Post-Effective Amendment No. 57.
 15. (a) Service Plan dated September 30, 1993 between Daily Money Fund, Fidelity Management & Research Company, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 15(a) to Post-Effective Amendment No. 25.
 (b) Distribution and Service Plan dated September 30, 1993 for Daily Money
Fund: U.S. Treasury Income Portfolio was electronically filed and incorporated herein by reference as Exhibit 15(b) to Post-Effective Amendment No. 25.
 (c) Distribution and Service Plan dated September 30, 1993 for Daily Money
Fund: Capital Reserves: Money Market Portfolio, U.S. Government Portfolio, and Municipal Money Market Portfolio was electronically filed and is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 30.
 (d) Distribution and Service Plan for Class B of Daily Money Fund: U.S. Treasury Portfolio was electronically filed and is incorporated herein by reference as Exhibit 15(d) to Post-Effective Amendment No. 30 .
 (e) Distribution and Service Plan pursuant to Rule 12b-1, for Treasury Only Class II was electronically filed and is incorporated herein by reference as Exhibit 15(e) to Post-Effective Amendment 31. Service Contract between F
 (f) Distribution and Service Plan pursuant to Rule 12b-1, for Treasury Only Class III was electronically filed and is incorporated herein by reference as Exhibit 15(f) to Post-Effective Amendment No. 31.
 16. Schedules for computations of performance quotations for Daily Money
Fund: Treasury Only were electronically filed and are incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 30.
 17. A Financial Data Schedule is electronically filed herein as Exhibit
17.
 18. A Multiple Class of Shares Plan was electronically filed and is incorporated herein by reference as Exhibit 18 to Post-Effective Amendment 31.

Item 25.  Persons Controlled by or under Common Control with Registrant
 The Board of Trustees of Registrant is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26.  Number of Holders of Securities
As of November 9, 1995
Title of Class   Number of Record Holders

Money Market Portfolio - Initial Class               179,204

U.S. Treasury Portfolio - Initial Class              32,711

U.S. Treasury Portfolio-Class B                      253

Treasury Only - Class I                              2,701

Treasury Only - Class II                             1

Treasury Only - Class III                            2

Capital Reserves: Money Market Portfolio             125,019

Capital Reserves: U.S. Government Portfolio          11,692

Capital Reserves: Municipal Money Market Portfolio   7,812

Item 27.  Indemnification
Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Haberman       Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Donald Taylor               Vice President of FMR (1993) and of funds advised by
                            FMR.



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Guy E. Wickwire             Vice President of FMR and of a fund advised by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.




(2)  FMR TEXAS INC. (FMR Texas)
 FMR Texas provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Texas; Chairman of the
                       Executive Committee of FMR; President and Chief
                       Exective Officer of FMR Corp.; Chairman of the Board
                       and a Director of FMR, FMR Corp., Fidelity
                       Management & Research (Far East) Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Texas; President of FMR;
                       Managing Director of FMR Corp.; President and a
                       Director of Fidelity Management & Research (Far East)
                       Inc. and Fidelity Management & Research (U.K.) Inc.;
                       Senior Vice President and Trustee of funds advised by
                       FMR.



Fred L. Henning, Jr.   Senior Vice President of FMR Texas; Fixed-Income
                       Division Leader (1995).



Robert Auld            Vice President of FMR Texas (1993).



Leland Barron          Vice President of FMR Texas and of funds advised by
                       FMR.



Robert Litterst        Vice President of FMR Texas and of funds advised by
                       FMR (1993).



Thomas D. Maher        Vice President of FMR Texas and Assistant Vice
                       President of funds advised by FMR.



Burnell R. Stehman     Vice President of FMR Texas and of funds advised by
                       FMR.



John J. Todd           Vice President of FMR Texas and of funds advised by
                       FMR.



Sarah H. Zenoble       Vice President of FMR Texas; Money Market Division
                       Leader (1995).



Stephen P. Jonas       Treasurer of FMR Texas Inc. (1993), Fidelity
                       Management & Research (U.K.) Inc. (1993), and Fidelity
                       Mangement & Research (Far East) Inc. (1993); Treasurer
                       and Vice President of FMR (1993).



David C. Weinstein     Secretary of FMR Texas; Clerk of Fidelity Management
                       & Research (U.K.) Inc.; Clerk of Fidelity Management &
                       Research (Far East) Inc.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR and the following other funds:
ARK Funds
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Nita B. Kincaid        Director                   None

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President and Treasurer    None

William L. Adair       Senior Vice President      None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO. and The Bank of New York, 48 Wall Street, New York, N.Y.
Item 31. Management Services
  Not applicable.
Item 32. Undertakings
 The Registrant, on behalf of Daily Money Fund: Capital Reserves: Money Market Portfolio, Capital Reserves: U.S. Government Portfolio, Capital
Reserves: Municipal Money Market Portfolio, Money Market Portfolio:Initial Class, U.S. Treasury Portfolio: Initial Class, U.S. Treasury Portfolio; Class B, undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of November 1995.
      Daily Money Fund
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           November 29, 1995

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   November 29, 1995

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   November 29, 1995

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   November 29, 1995

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   November 29, 1995

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   November 29, 1995

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   November 29, 1995

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   November 29, 1995

    Donald J. Kirk


/s/Peter S. Lynch             *   Trustee   November 29, 1995

    Peter S. Lynch


/s/Edward H. Malone      *   Trustee   November 29, 1995

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   November 29, 1995

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   November 29, 1995

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   November 29, 1995

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as a Director, Trustee or General Partner (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, my true and lawful attorney-in-fact, with full power of substitution, and with full power to each of them, to sign for me and my name in the appropriate capacities any Registration Statements of the Funds on Form N-1A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams

POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity any Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d         December 15, 1994

Edward C. Johnson 3d